UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INDEPENDENT BANK CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                         March 31, 2022

Dear Fellow Shareholder:

I am pleased to invite you to our 2022 Annual Shareholder Meeting ("Annual Meeting"), which will be held at 10:00 a.m. on Thursday, May 19, 2022 at the DoubleTree by Hilton Boston, 929 Hingham Street, Rockland, Massachusetts. The following pages contain information about the Annual Meeting. We are once again pleased to reduce the environmental impact of our proxy materials and lower delivery costs by furnishing you with instructions on how to access proxy materials over the internet and vote online. On or about April 6, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials (Notice) to all holders of our common stock at the close of business on March 25, 2022, the record date for our annual meeting, and will post our proxy materials on the website referenced in the Notice. If you would like to receive a printed copy of our proxy materials, please follow the instructions provided in the Notice to request them.

    Every shareholder vote is important. You can ensure that your shares are represented at the Annual Meeting by voting and submitting your proxy in advance of the Annual Meeting.

    Thank you for your support. Stay safe.
Cordially,
Christopher Oddleifson
President and Chief Executive Officer
Independent Bank Corp.
Chief Executive Officer
Rockland Trust Company

DIRECTIONS TO ANNUAL MEETING

93
BOSTON
90
NORFOLK
COUNTY
3
Rockland
3A
495
PLYMOUTH
COUNTY
44
BRISTOL
COUNTY
95
Providence

DRIVING DIRECTIONS

From Boston and Points North:
•Take Route 93 South to Route 3 South
•Take Exit 35 (formerly Exit 14) (Rockland, Nantasket) off Route 3
•At the end of the exit ramp bear right onto Hingham Street (Route 228)
•The DoubleTree by Hilton Boston is located approximately 0.4 miles on the left behind Lucca Restaurant.

From Cape Cod:
•Take Route 3 North to Exit 35 (formerly Exit 14) (Rockland, Nantasket)
•At the end of the exit ramp turn left onto Hingham Street (Route 228)
•The DoubleTree by Hilton Boston is located approximately 0.7 miles on the left behind Lucca Restaurant.

NOTICE OF 2022 ANNUAL SHAREHOLDER MEETING

The Annual Shareholder Meeting of Independent Bank Corp. will be held at the

DOUBLETREE BY HILTON BOSTON - ROCKLAND
929 Hingham Street
Rockland, Massachusetts 02370
on May 19, 2022 at 10:00 a.m. Eastern Time

At the annual meeting we will ask you to:

(1)    Reelect Michael P. Hogan, Eileen C. Miskell, Gerard F. Nadeau, Susan Perry O'Day and Thomas R. Venables as Class II Directors;

(2)    Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022;

(3)    Approve, on an advisory basis, the compensation of our named executive officers; and

(4)    Transact any other business that may properly come before the annual meeting.

You may vote at the annual meeting if you were a shareholder of record at the close of business on March 25, 2022.

Important Notice Regarding Internet Availability of Proxy Materials: The Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2021 are available at www.envisionreports.com/INDB.

By Order of the Independent Bank Corp. Board of Directors
Rockland, Massachusetts    Patricia M. Natale
March 31, 2022    Deputy General Counsel and Corporate Secretary

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN. Please vote your shares promptly, even if you plan to attend the annual meeting. Voting procedures are described in the proxy statement.

INDEPENDENT BANK CORP. PROXY STATEMENT

EXECUTIVE OFFICER INFORMATION
Executive Officers	26
Relationship Between Compensation Policies and Risk	28
Compensation Committee Report	29
Compensation Discussion and Analysis	30
Executive Compensation Summary	30
Compensation Committee - Composition and Responsibility	32
Compensation Philosophy	33
Say on Pay Results	34
Use of Peer Groups and Survey Information	35
Compensation Program Elements	36
Base Salary	36
Annual Cash Incentive Compensation	37
Long-Term Equity Compensation	38
Incentive Compensation Recovery Policy	39
Executive Stock Ownership Guidelines	40
Retirement Benefits	40
Employment Agreements	42
CEO Employment Agreement	42
Executive Officer Employment Agreements	43
CEO and Executive Officer Restricted Stock Award Agreements	44
CEO Pay Ratio Disclosure	44
Prohibition on Hedging and Pledging	45
Table of Potential Benefits Payable Upon Termination or Change in Control	46
Tabular Disclosures Regarding Executive Officers	47
Summary Compensation Table	47
Grants of Plan-Based Awards	49
Outstanding Equity Awards at Fiscal Year End	50
Option Exercises and Stock Vested	52
Pension Benefits	52
Nonqualified Deferred Compensation	54

STOCK OWNERSHIP AND OTHER MATTERS
Common Stock Beneficially Owned by: any Person or Entity who Owns More than 5% of our Common Stock, our Directors and Named Executive Officers, and all of our Executive Officers and Directors as a Group	55
Delinquent Section 16(a) Reports	56
Solicitation of Proxies and Expenses of Solicitation	56

PROXY SUMMARY
This page summarizes information described in more detail elsewhere in this proxy statement. You should read the entire proxy statement carefully before voting. Please review our 2021 Annual Report on Form 10-K for more information about our Company and its financial performance.

2022 Annual Shareholder Meeting

Date and Time:	Thursday, May 19, 2022, at 10:00 a.m. Eastern Time
Place:	DoubleTree by Hilton Boston 929 Hingham Street Rockland, Massachusetts 02370
Record Date:	March 25, 2022

Voting Matters and Board Recommendations
	Proposal				Board Recommendation	For More Information
Proposal 1 -	Reelect Michael P. Hogan, Eileen C. Miskell, Gerard F. Nadeau, Susan Perry O'Day and Thomas R. Venables				“FOR” all nominees	Page	5
	Name	Age	Director Since	Primary Occupation	Committee Memberships	Independent
	Michael P. Hogan	62	2017	Real Estate Developer	E, N	✓
	Eileen C. Miskell	64	2005	Retired	A, C, R	✓
	Gerard F. Nadeau	63	2017	President of Rockland Trust	E
	Susan Perry O'Day	62	2021	President of A.W. Perry, Inc.		✓
	Thomas R. Venables	67	2009	Retired	E, R	✓
	A - Audit Committee C - Compensation Committee E - Executive Committee N - Nominating & Corporate Governance Committee R - Risk Committee T - Trust Committee
Proposal 2 -	Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022				“FOR”	Page	6
Proposal 3 -	Approve, on an advisory basis, the compensation of our named executive officers				“FOR”	Page	7

How to Cast Your Vote
The Board of Directors of Independent Bank Corp. is soliciting proxies for use at the Annual Shareholder Meeting to be held on May 19, 2022, and at any adjournment or postponement of the meeting for which no new record date is set. The proxy materials are being made available to shareholders on or about April 6, 2022.

Your vote is important. Even if you plan to attend our Annual Shareholder Meeting, please play a part in the future of Independent Bank Corp. and cast your vote as soon as possible by:

Internet www.envisionreports.com/INDB	Telephone 1-800-652-8683	Mail
You can also vote at the Annual Shareholder Meeting. Stock in the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan must be voted by 11:59 p.m., Eastern Time, on May 17, 2022.
Independent Bank Corp. 2022 Proxy Statement - 1

2022 PROXY STATEMENT

THE ANNUAL MEETING AND VOTING PROCEDURES

    This proxy statement contains information about the 2022 Annual Shareholder Meeting of Independent Bank Corp., which, for ease of reference, is referred to in this proxy statement as the "annual meeting" or the "meeting". Independent Bank Corp. is, for ease of reference, referred to in this proxy statement as the "Company," "we," "our" and "us." Rockland Trust Company, our wholly-owned bank subsidiary, is, for ease of reference, referred to in this proxy statement as "Rockland Trust." All directors serve on each of the Board of Directors of the Company and the Board of Directors of Rockland Trust, which are collectively referred to this in proxy statement as the “Board,” unless expressly indicated otherwise.

When and where will the annual meeting be held?

The 2022 annual meeting will be held on Thursday, May 19, 2022, beginning at 10:00 a.m. Eastern Time at the DoubleTree by Hilton Boston, 929 Hingham Street, Rockland, Massachusetts.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will vote upon the matters summarized in the formal meeting notice. This proxy statement contains important information for you to consider when deciding how to vote. Please read it carefully.

Who can vote?

Shareholders of record at the close of business on March 25, 2022 are entitled to vote. Each share of common stock is entitled to one vote at the annual meeting. On March 25, 2022, there were 47,377,152 shares of our common stock outstanding and eligible to vote.

How do I vote?

If you are a registered shareholder (that is, if you hold shares directly registered in your own name) you have four voting options:

•Over the internet at the internet address shown on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”);

•By telephone, by calling the telephone number on your proxy form;

•By mail, by completing, signing, dating, and returning your proxy form; or

•By attending the annual meeting and voting your shares in person.

Independent Bank Corp. 2022 Proxy Statement - 2

    If your shares are held in the name of a bank, broker, or other nominee, which is known as being held in “street name,” you will receive separate voting instructions from that bank, broker or other nominee. If you hold your shares in street name, your ability to vote by internet or by telephone depends on the voting process of the entity that holds your shares. Although most banks, brokers, and nominees also offer internet and telephone voting, availability and specific procedures will depend on their voting arrangements. Please follow their directions carefully. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from the entity that holds your shares and present that proxy, along with proof of our identity, at the meeting. If you need assistance in obtaining a legal proxy from your bank, broker or other nominee, please contact our proxy solicitor Georgeson LLC at 1-888-680-1528.

    For Company stock you may own in the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan, your proxy card or voting instructions must be received by 11:59 p.m., Eastern Time, on May 17, 2022. All outstanding shares of common stock for which you have provided instructions that are received by the applicable deadline will be voted.

    Even if you plan to attend the meeting, you are strongly encouraged to vote by proxy prior to the meeting.

Can I revoke or change my vote?

You may revoke your proxy and change your vote at any time before voting begins at the annual meeting.

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing a written notice of revocation with our Secretary at least one business day prior to the meeting, (ii) submitting a duly executed proxy bearing a later date which is received by our Secretary prior to the deadline noted above, or (iii) attending the annual meeting and voting in person.

If your shares are held in street name, you should contact your bank, broker, or other nominee to revoke your proxy or, if you have obtained a legal proxy from the entity which holds your shares giving you the right to vote your shares at the meeting, you may change your vote by attending the meeting and voting in person.

Who is asking for my vote?

The Independent Bank Corp. Board of Directors is requesting your vote. We filed a definitive proxy statement with the United States Securities and Exchange Commission ("SEC") on March 31, 2022, a copy of which will be made available via the internet on April 6, 2022 at the website referenced in the Notice of Internet Availability.

What are the Board's voting recommendations?

The Board recommends that you vote as follows:

(1)	“FOR” the reelection of each of Michael P. Hogan, Eileen C. Miskell, Gerard F. Nadeau, Susan Perry O'Day and Thomas R. Venables to serve as Class II Directors.
(2)	“FOR” the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022.
(3)	“FOR” approval of the advisory vote on the compensation of our named executive officers.

Independent Bank Corp. 2022 Proxy Statement - 3

How will my proxy be voted?

Each proxy that the Board receives that is not timely revoked, in writing, will be voted in accordance with the instructions it contains. If you submit your proxy but do not specify how you want your shares to be voted, they will be voted in accordance with the Board’s recommendations listed above under "What are the Board's voting recommendations?". The Board will only use proxies received prior to or at the annual meeting and any adjournments or postponements of the meeting for which no new record date is set. If any other matters properly come before the meeting, the persons appointed as proxies will vote in accordance with their best judgment.

How many shareholders need to attend the meeting?

In order to conduct the meeting, a majority of shares entitled to vote as of the record date, or at least 23,688,577 shares, must be present in person or by proxy. This is called a quorum. If you return valid proxy instructions or vote in person at the meeting, you will be considered part of the quorum. Abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum.

How many votes are needed?

Assuming a quorum is present, the vote required for approval of the matters to be considered is as follows:

Proposal 1:	A majority of votes cast, in person or by proxy, at the annual meeting is required for the election of directors in uncontested elections.
Proposal 2:	A majority of votes cast, in person or by proxy, is required to ratify the appointment of our independent registered accounting firm.
Proposal 3:	A majority of votes cast, in person or by proxy, is required to approve the advisory proposal on the compensation of our named executive officers.

    Abstentions and broker non-votes are not considered votes cast and accordingly are disregarded for purposes of determining whether a proposal has been approved. Approval by a “majority of votes cast” means that the number of votes cast “FOR” must exceed the number of votes cast “AGAINST”.

Banks, brokers, or other nominees may vote shares held for a customer in street name on matters that are considered to be “routine” even if they have not received instructions from their customer. If a matter is not considered “routine,” then the bank, broker, or other nominee may not vote shares with respect to that non-routine matter if they have not received instructions from their customer. A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from a customer and cannot vote the customer's shares because the matter is not considered routine.

    The only proposal before the meeting this year deemed a “routine” matter is ratifying the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. This means that if your shares are held in street name, your bank, broker, or other nominee can vote your shares on that proposal even if you do not provide timely voting instructions. All other proposals are not considered “routine” matters. As a result, if you return your voting instruction card but do not instruct your bank, broker, or nominee how to vote on these proposals, no vote will be cast and a broker “non-vote” will occur.

Who can attend the meeting?

Shareholders of record and beneficial owners at the close of business on March 25, 2022 may attend the meeting, accompanied by one guest. Even if you plan to attend the annual meeting, we encourage you to vote your shares in advance by proxy. If you choose to attend in person, please bring proof of stock ownership and a valid form of identification, such as a driver's license or passport, with you.

Independent Bank Corp. 2022 Proxy Statement - 4

Where can I find the voting results from the meeting?

    The voting results will be reported in a Form 8-K, which will be filed with the SEC within four business days of the meeting.

Householding of annual meeting materials

Some banks, brokers, and other nominee record holders participate in the practice of “householding” proxy statements and annual reports. If a household participates in the householding program, it will receive one envelope containing the Notices of Internet Availability for all shareholders in the household (or, as the case may be, one set of proxy statement materials and a separate proxy card for each shareholder account in the household). If applicable, please vote all proxy cards enclosed in such a package. We will promptly deliver the Notice of Internet Availability separately, or deliver multiple copies of the proxy statement materials, to you if you contact us at the following address or telephone number: Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370; telephone: (781) 982-6549. If you hold your shares in street name and want to receive the Notice of Internet Availability separately or receive separate copies of the proxy statement materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder.

Participation in householding will not affect or apply to any of your other shareholder mailings. Householding saves us money by reducing printing and postage costs and is environmentally friendly. It also creates less paper for shareholders to manage. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.

PROPOSALS TO BE VOTED UPON AT ANNUAL MEETING

Election of Directors (Proposal 1):

Our Board of Directors currently has 15 members. The Company's articles of organization provide that the Board shall be divided into three classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of three years.

Directors continue to serve until their three-year term expires and until their successors are elected and qualified, unless they earlier reach the mandatory retirement age of 72, die, resign, or are removed from office. One class of directors is elected annually.

The Board or the Nominating and Corporate Governance Committee of the Board, which we sometimes refer to in this proxy statement as the "Nominating Committee", selects director nominees to be presented for shareholder approval at the annual meeting, including the nomination of incumbent directors for reelection and the consideration of any director nominations submitted by shareholders. For information relating to the nomination, or recommendation for nomination, of directors by our shareholders, see “Board of Directors Information - Shareholder Director Nominations and Recommendations” below.

Independent Bank Corp. 2022 Proxy Statement - 5

All director candidates are evaluated in accordance with the criteria set forth in the Company's Governance Principles, which may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website: http://www.rocklandtrust.com. (We have included references to the Rockland Trust website address at different points in this proxy statement as an inactive textual reference and do not intend it to be an active link to our website. Information contained on our website is not incorporated by reference into this proxy statement.) In evaluating the qualifications of potential new directors, the Nominating Committee considers a set of recruitment criteria intended to compliment the qualifications of the existing Board. The Board's recruitment strategy is focused on identifying nominees with relevant professional experience, expertise and diverse perspectives. For incumbent directors, the Board and the Nominating Committee also consider the director’s response to a self-assessment questionnaire and the director’s attendance and participation in, and overall contribution to, the work of the Board. Directors must be willing to devote sufficient time to carry out their duties and responsibilities and should be committed to serving on the Board for an extended period of time.

The Company’s By-Laws and Governance Principles provide for majority voting in uncontested director elections. In an uncontested election, if an incumbent director standing for election is not reelected by a majority of the votes cast, the director is required to promptly tender a notice of resignation to the Board. The resignation is not effective unless accepted by the Board. The Nominating Committee would then recommend whether the Board should accept or reject a tendered resignation. In determining whether to accept a tendered resignation, the Board would consider the potential impact of the resignation on compliance with applicable legal and listing standards and any other factors deemed relevant. The decision of the Board would be promptly disclosed in a Form 8-K. In contested director elections, the vote standard would be a plurality of votes cast.

All nominees currently serve on our Board. The Board and the Nominating Committee, with the directors up for reelection abstaining, have nominated Michael P. Hogan, Eileen C. Miskell, Gerard F. Nadeau, Susan Perry O'Day and Thomas R. Venables, whom we refer to in this proxy statement as the "board nominees," for reelection at the annual meeting to the class of directors whose terms will expire at the 2025 annual meeting. In nominating each of the board nominees for reelection, the Nominating Committee determined that the board nominees possess the specific experience, qualifications, attributes, and skills described below under "Board of Directors Information" to serve as a director of the Company and Rockland Trust. There are no agreements or arrangements between any director or director nominee and any third party other than the Company relating to compensation or other payments in connection with service as a director.

    Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the reelection of the board nominees. Each of the board nominees has consented to serve, and we have no reason to believe that any of the board nominees will be unable to serve if elected. If, however, any of the board nominees should not be available for election at the time of the annual meeting, it is the intention of the persons named as proxies to vote the shares to which the proxy relates, unless authority to do so has been withheld or limited in the proxy, for the election of such other person or persons as may be designated by the Board or, in the absence of such designation, in such other manner as they may, in their discretion, determine.

The Board unanimously recommends that you vote FOR the reelection of each of the board nominees.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2):

    The Audit Committee has appointed the firm Ernst & Young LLP (“EY”) to serve as the Company's independent registered public accounting firm for 2022. While we are not required to have shareholders ratify the selection of EY as our independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter and is therefore submitting the selection of EY for ratification by shareholders as a matter of good corporate practice.

    EY has served as the Company’s independent registered public accounting firm since 2009. The Audit Committee is involved in selecting the lead EY partner for the Company, and the current lead EY partner was selected in 2021 due to the requirement for lead partners to rotate off an engagement after a maximum of five years. The Audit Committee considers the impact of changing auditors when assessing whether to retain the current external auditor.

Independent Bank Corp. 2022 Proxy Statement - 6

The following table shows the fees paid or accrued by us for professional services provided by EY during 2021 and 2020:

	2021	2020
Audit Fees (1)	$1,555,140	$1,368,550
Audit-Related Fees (2)	43,260	42,000
Tax Fees	—	—
All Other Fees (3)	815	198,640
Total Fees	$1,599,215	$1,609,190
(1) The 2021 audit fees include the audit of the purchase price allocation associated with the Company's acquisition of Meridian Bancorp, Inc.
(2) Audit-related fees are associated with the employee benefit plan.
(3) The 2020 other fees include a consulting engagement for FDIC assessment base methodology. Other fees for both 2021 and 2020 include fees associated with a subscription to an online research tool.

The Audit Committee has considered the nature of the other services provided by EY and determined that they are compatible with the provision of independent audit services. The Audit Committee has discussed the other services with EY and management to determine that such services are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002. All services described above as "Audit-Related Fees," "Tax Fees," and "All Other Fees" were approved by the Audit Committee in accordance with the Audit Committee's pre-approval policy described in the Report of the Audit Committee on page 24.

The Board recommends that shareholders vote in favor of ratifying EY as our independent registered public accounting firm and believes that the choice of EY as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of our independent registered public accounting firm, the Audit Committee will reconsider the appointment of EY at the appropriate time. We anticipate, however, that there would be no immediate change in our independent registered public accounting firm this year if shareholders do not ratify the selection of EY because of the practical difficulty and expense associated with making such a change mid-year. Even if shareholders ratify the selection of EY, the Audit Committee may, in its discretion, change our independent registered public accounting firm at any time if it determines that it would be in the best interests of the Company to do so.

An EY representative is expected to be present at the annual meeting.

The Board unanimously recommends that you vote FOR the ratification of the appointment of EY as the Company's independent registered public accounting firm.

Advisory Vote on Executive Compensation (Proposal 3):

The Company is providing shareholders with an advisory (non-binding) vote on the compensation of our named executive officers (sometimes referred to as our “say on pay” vote) as disclosed in this proxy statement. In accordance with the preference expressed by our shareholders at our 2017 annual meeting, we currently hold an annual say on pay vote. Accordingly, you may vote on the following resolution at the 2022 annual meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement.”

This vote is nonbinding. The Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.

As discussed in the Compensation Discussion and Analysis in this proxy statement, the Board believes that our compensation policies and procedures are designed to provide a strong link between executive officer
Independent Bank Corp. 2022 Proxy Statement - 7

compensation and our short and long-term performance. The objective of the Company's compensation program is to provide compensation that is competitive, variable based on the Company's performance and individual performance, and aligned with the long-term interests of shareholders. Shareholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

The Board unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure.

Other Matters:

The proxy also confers discretionary authority with respect to any other business that may properly come before the annual meeting, including rules for the conduct of the meeting. The Board knows of no other matter to be presented at the meeting other than those presented in this proxy statement. It is the intention of the person named as proxy to vote the shares to which the proxies relate according to their best judgment if any matters not included in this proxy statement come before the meeting.

Independent Bank Corp. 2022 Proxy Statement - 8

BOARD OF DIRECTOR INFORMATION

Current Board Members

    For purposes of this proxy statement the ages of directors have been computed as of our annual meeting date.

    The Board of the Company is currently comprised of the individuals listed below:

Class II Directors (Nominated for Reelection at this Meeting for a Term Expiring in 2025):

Experience: Mr. Hogan, 62, is a Real Estate developer. From October 2019 to December 2021, Mr. Hogan served as the President and CEO of Agawam Development Company, the owner and developer of Redbrook, a sustainably designed mixed-use village consisting of luxury single homes, townhomes, apartments and commercial development and from 2004 to October 2019, he served as the President and Chief Executive Officer of the A.D. Makepeace Company, based in Wareham, Massachusetts and the world’s largest cranberry grower and the largest private property owner in eastern Massachusetts. Prior to joining A.D. Makepeace, Mr. Hogan served as President of MassDevelopment, the economic development authority for the Commonwealth of Massachusetts, from 1997 to 2003. While at MassDevelopment, he served as cabinet officer for two Massachusetts governors. Mr. Hogan serves as Director and Vice Chair of the Ocean Spray Board of Directors. Previously, he served as Mayor of Marlborough, Massachusetts. Mr. Hogan serves on the Executive Board of the Associated Industries of Massachusetts. Mr. Hogan has served as a director of the Company and of Rockland Trust since 2017.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Hogan is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity and involvement with the communities that Rockland Trust serves.

Michael P. Hogan Director since 2017 Committees ➢ Executive ➢ Nominating

Experience: Ms. Miskell, 64, is a certified public accountant and previously served as the Treasurer of The Wood Lumber Company, a lumber company based in Falmouth, Massachusetts. Ms. Miskell was previously appointed a director of Falmouth Bancorp, Inc., the holding company of Falmouth Bank, which was merged with and into the Company in 2004. Ms. Miskell, while a Falmouth Bancorp Director, served as the chair of its audit committee. Ms. Miskell has served as a director of the Company and of Rockland Trust since 2005.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Miskell is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a director of another bank, and her designation as a certified public accountant.

Eileen C. Miskell Director since 2005 Committees ➢ Audit, Chair ➢ Compensation ➢ Risk

Independent Bank Corp. 2022 Proxy Statement - 9

Experience: Mr. Nadeau, 63, was named the President of Rockland Trust on March 16, 2017. Mr. Nadeau previously served as the Executive Vice President, Commercial Lending of Rockland Trust since July 1, 2007. Mr. Nadeau has worked at Rockland Trust in a variety of capacities since 1984, serving as a Senior Vice President of Commercial Lending from 1992 until 2007. Mr. Nadeau has served as a director of the Company and of Rockland Trust since 2017.

Community Service and Education: Mr. Nadeau’s community activities include: board member of Southeastern Massachusetts Economic Development Corporation and of the Southeastern Massachusetts Affordable Housing Group, long time member of the Board of Directors of the Metro South Boys & Girls Club, President and board member of the Montello Affordable Housing Corp., member of the Executive Committee for development at Stonehill College, member of the Board of Directors and Executive Committee of the Old Colony YMCA, member of the Board of Directors of Boston Chamber of Commerce, the Chunilal Initiative and New Beginnings for Families Inc and trust advisor of the Shields Foundation.

Mr. Nadeau holds a Bachelor’s Degree in Business from Bentley University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Nadeau is qualified to serve as a director based upon his prior service as a director of the Company and Rockland Trust, his experience as a long-tenured employee and executive of the Company, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his commercial lending expertise.

Gerard F. Nadeau Director since 2017 Committees ➢ Executive

Experience: Ms. O'Day, 62, serves as the President of A.W. Perry Inc., a Boston-based real estate investment and services firm. Prior to assuming her current role in October 2020, Ms. O'Day served as Executive Vice President and Chief Information Officer at The Walt Disney Company for over 12 years. At Disney, she led the planning, implementation and operations of IT systems and infrastructure. Before that, Ms. O'Day served in senior leadership positions at both Bristol Myers Squibb and CSX Transportation. Ms. O'Day has served as a director of the Company and Rockland Trust since September 1, 2021.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. O'Day is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, and her extensive background and knowledge in the area of IT systems and infrastructure and cybersecurity.

Susan Perry O'Day Director since 2021

Experience: Mr. Venables, 67, served as the President and CEO and as a director of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank from 2002 until 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Prior to 2002, Mr. Venables co-founded Lighthouse Bank of Waltham, Massachusetts in 1999 and served as its President and CEO and as a director. From 1998 to 1999, Mr. Venables was employed as a banking consultant with Marsh and McLennan Capital, Inc. He was employed by Grove Bank of Newton, Massachusetts from 1974 until it was acquired by Citizens Bank in 1997, serving as its President and CEO and as a director for the last 11 years of his tenure. Mr. Venables has served as a director of the Company and Rockland Trust since 2009.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Venables is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director and executive of other banks.

Thomas R. Venables Director since 2009 Committees ➢ Executive ➢ Risk, Chair
Independent Bank Corp. 2022 Proxy Statement - 10

Class III Directors Continuing in Office (Term Expiring in 2023):

Experience: Mr. Fields, 59, is a senior executive with over three decades of experience in the hospitality industry. As president and chief executive officer at Pyramid Hotel Group (PHG), Mr Fields leads acquisitions, development initiatives, financial decisions, and overall operations for the company. Prior to his role as president, Mr. Fields was PHG's chief investment officer responsible for business development, third party and asset management contracts, and new investment opportunities including mergers and acquisitions. Before joining PHG, Mr. Fields served as the vice president of development and operations for Promus Hotel Corporation, which was sold to Hilton Hotel Corporation in 1999. Mr. Fields has also served as a member of the Board of Directors of the Massachusetts Port Authority (Massport) since 2019. Mr. Fields has served as a director of the Company and Rockland Trust since February 1, 2021.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Fields is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his extensive knowledge and background in the area of operations and strategic planning.

Warren Q. Fields Director since 2021

Experience: Mr. Morton, 67, serves as the 13th President and Chief Executive Officer of the YMCA of Greater Boston. Prior to assuming his current role in April of 2015, Mr. Morton served as president and CEO of the YMCA Greater Hartford where he helped grow the organization, develop innovative programming, improve the membership engagement and launched a new strategic plan to guide the organization. Mr. Morton serves on numerous boards and committees, including the Massachusetts Board of Elementary and Secondary Education, the Springfield Empowerment Zone Partnership, Boston After School and Beyond, My Brother’s Keeper Advisory Board, Beth Israel Deaconess Medical Center Community Advisory Board, and The Lynch Foundation. In addition, he is and has been an active participant on numerous Y-USA committees on youth development, executive leadership development, and multiculturalism. He is an active member of the African-American YMCA CEO Network. Mr. Morton has served as a director of the Company and Rockland Trust since February 1, 2021.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Morton is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his executive experience, and his familiarity and deep involvement with the communities that Rockland Trust serves.

James O'Shanna Morton Director since 2021

Experience: Mr. O'Brien, 66, is a certified public accountant and, for at least the last five years, has been owner and President of O'Brien, Riley and Ryan, a CPA firm located in Braintree, Massachusetts. Mr. O'Brien is also the manager of State Street Wealthcare Advisors, LLC, a financial services company. Mr. O'Brien is also a practicing attorney. Mr. O'Brien previously served as a director and member of the audit committee of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank until 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Mr. O'Brien also previously served as a director of Chart Bank until it was merged with and into Benjamin Franklin Bank, and served as chair of the Chart Bank audit committee. Mr. O'Brien has served as a director of the Company and of Rockland Trust since 2009.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. O'Brien is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, his prior service as a director of other banks, and his designation as a certified public accountant.

Daniel F. O'Brien Director since 2009 Committees ➢ Audit ➢ Compensation, Chair

Independent Bank Corp. 2022 Proxy Statement - 11

Experience: Mr. Oddleifson, 63, has served as President and Chief Executive Officer of the Company and as the Chief Executive Officer of Rockland Trust since 2003. Mr. Oddleifson was also the President of Rockland Trust from 2003 to 2017. From 1998 to 2002, Mr. Oddleifson was President of First Union Home Equity Bank, a national banking subsidiary of First Union Corporation in Charlotte, North Carolina. Until its acquisition by First Union, Mr. Oddleifson was the Executive Vice President, responsible for Consumer Banking, for Signet Bank in Richmond, Virginia. He has also worked as a management consultant for Booz, Allen and Hamilton in Atlanta, Georgia. Mr. Oddleifson has served as a director of the Company and of Rockland Trust since 2003.

Community Service and Education: Active in industry and community affairs, Mr. Oddleifson is a director of South Shore Health and South Shore Hospital, the New England Council, and the National Association of Corporate Directors-New England Chapter. He also serves on the Finance Committee and Land Conservation Committee of The Trustees of Reservations, and the TTOR Hingham and Cohasset Properties Advisory Committee. In addition, he is past Chairman of the Massachusetts Housing Partnership, Cape Cod Community College, Massachusetts Bankers Association and United Way of Greater Plymouth County Campaign Cabinet. Mr. Oddleifson has also served on the Boston Federal Reserve Bank Community Development Institution Advisory Council, the Consumer Banking Association, and the Old Colony Council’s Boy Scouts of America Board of Directors.

Mr. Oddleifson holds a Bachelor’s Degree in Mechanical Engineering from Cornell University and a Master’s Degree in Business Administration from the Wharton School at the University of Pennsylvania.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Oddleifson is qualified to serve as a director based upon his experience as our President and Chief Executive Officer, his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his prior experience at other banks, and his familiarity with the communities that Rockland Trust serves.

Christopher Oddleifson Director since 2003 Committees ➢ Executive ➢ Trust

Experience: Mr. Smith, 56, is currently the President and Chief Executive Officer of The SC Group, which he co-founded in 2013. The SC Group provides services to philanthropic organizations throughout New England with respect to strategic planning, program development, board development, Executive Director searches, and fund raising. Mr. Smith has over 30 years of experience in the philanthropic sector and has previously held Chief Executive Officer, Executive Director, and Vice President of Operations positions. Mr. Smith previously served as a director, a member of the audit committee and Chairperson of the compensation committee of Blue Hills Bancorp, Inc. and its wholly-owned subsidiary, Blue Hills Bank, until April 2019, when Blue Hills Bancorp, Inc. was merged with and into the Company. Mr. Smith is a past Board Chair of the Thomas M. Menino YMCA in Boston, serves on the Lt. Governor’s Interagency Council and the Mayor’s Commission on Homelessness, and is the Co-Chair of the Hyde Park 150th Anniversary Committee. Mr. Smith is a graduate of Salisbury University.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Smith is qualified to serve as a director based upon his service since April 2019 as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity and deep involvement with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Scott K. Smith Director since 2019

Independent Bank Corp. 2022 Proxy Statement - 12

Class I Directors Continuing in Office (Term Expiring in 2024):

Experience: Ms. Abelli, 64, is a certified public accountant and has since September 2017 been an Assistant Professor at Ricciardi College of Business, Bridgewater State University. Ms. Abelli previously served on an interim basis as the Chief Financial Officer of publicly-traded companies and various private companies, primarily in the life sciences industries, and as the Chief Financial Officer of a publicly-traded company. Ms. Abelli began her accounting career at Coopers & Lybrand (now PwC LLP) where she was named a partner and, from 1998 to 1999, was President of the Massachusetts Society of CPAs. Ms. Abelli was named Chair of the Board of Rockland Trust and the Company in 2012 and has served as a director of the Company and of Rockland Trust since 2005.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Abelli is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a chief financial officer of publicly-traded companies, and her designation as a certified public accountant.

Donna L. Abelli Director since 2005 Chair since 2012 Committees ➢ Compensation ➢ Executive ➢ Nominating ➢ Risk

Experience: Mr. Jones, 71, is a director of Plumbers' Supply Company, a wholesale plumbing supply company, in New Bedford, Massachusetts. From 1997 to 2019, he served as Treasurer of Plumbers' Supply Company. Mr. Jones has served as a director of Rockland Trust since 1997 and as a director of the Company since 2000. Mr. Jones was previously appointed a director of Middleborough Trust Company in 1990 and served as director of that bank until 1992, when it was merged with and into Rockland Trust.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Jones is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Kevin J. Jones Director since 1997 Committees ➢ Compensation ➢ Executive, Chair ➢ Nominating

Experience: Ms. Lentz, 68, worked for 22 years at and served as an Executive Vice President and Partner of McCall & Almy, a Boston-based commercial real estate brokerage and advisory services firm, until 2018, when she moved to a consultant role with the firm. Ms. Lentz has over 35 years of commercial real estate experience, including prior work as Chief Operating Officer of a publicly-traded real estate investment trust. Ms. Lentz specializes in advising healthcare, corporate, and non-profit institutions with real estate leasing, acquisition, and disposition strategies. Ms. Lentz has served as a director of the Company and of Rockland Trust since 2016.

Skills and Qualifications: The Board and the Nominating Committee have determined that Ms. Lentz is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, and her extensive experience and knowledge in the area of commercial real estate.

Mary L. Lentz Director since 2016 Committees ➢ Audit ➢ Trust, Chair

Independent Bank Corp. 2022 Proxy Statement - 13

Experience: Mr. Morrissey, 55, is a practicing attorney and is a founding partner of the Braintree, Massachusetts law firm Morrissey, Wilson & Zafiropoulos LLP, practicing in the areas of litigation, bankruptcy and creditors' rights, and real estate. Mr. Morrissey served as a Chair of the Massachusetts Board of Bar Overseers of the Supreme Judicial Court.  The Board of Bar Overseers was established as an independent administrative body to investigate complaints against attorneys and act as an administrative tribunal to consider disciplinary charges brought against attorneys practicing in Massachusetts. Mr. Morrissey is the former President of the Massachusetts Bar Association and a current Member of its Executive Management Board. Mr. Morrissey is a Life Fellow of the Massachusetts Bar Foundation, the charitable arm of the Massachusetts Bar Association. Mr. Morrissey previously served as a director of Central Bancorp, Inc. and its wholly-owned subsidiary Central Co-operative Bank d/b/a Central Bank until November 2012, when Central Bancorp, Inc. was merged with and into the Company. Mr. Morrissey has served as a director of the Company and of Rockland Trust since 2012.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Morrissey is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities Rockland Trust serves, and his prior service as a director of another bank.

John J. Morrissey Director since 2012 Committees ➢ Nominating, Chair ➢ Trust ➢ Risk

Experience: Mr. Taw, 71, is the owner of the Golden Temple, a restaurant in Brookline, Massachusetts. Mr. Taw is an active member of the local Asian community and participant in Asian community service organizations, including South Cove Community Health Center, the premier Asian community health center of Massachusetts, with which Mr. Taw has worked closely since its inception in 1972. Mr. Taw previously served as a director of Peoples Federal Bancshares, Inc. until February 2015, when it was merged with and into the Company. Mr. Taw has served as a director of the Company and of Rockland Trust since 2015.

Skills and Qualifications: The Board and the Nominating Committee have determined that Mr. Taw is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Frederick Taw Director since 2015

Independent Bank Corp. 2022 Proxy Statement - 14

Board Composition, Tenure and Experience

We value and promote diversity and inclusion in every aspect of our business and at every level of our organization. Our commitment to creating a diverse and inclusive environment starts at the top with our Board and executive leadership, who play key roles in the oversight of our culture, and our growth as a diverse workplace and an inclusive work environment. Our company seeks to build a diverse pipeline of candidates for positions at all levels of the company, including leadership positions. Our Board comprises diversity in various forms, including with respect to gender and race/ethnicity, and our Nominating and Corporate Governance Committee has committed to considering diversity when evaluating director candidates. The below graphics summarize the current composition of our Board.

Board Diversity Matrix As of December 31, 2021
Total Number of Directors	15
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	11	0	0

Part II: Demographic Background
African American or Black	0	2	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Independent Bank Corp. 2022 Proxy Statement - 15

Corporate Governance Information

The Board has adopted Governance Principles, and written charters for all current Board committees, including the Audit Committee, the Nominating Committee, the Risk Committee, and the Compensation Committee. Our Governance Principles, as well as the charter for each current committee of the Board may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website
(http://www.rocklandtrust.com) under Governance Documents.

The Company has a written Code of Ethics to guide its directors, officers, and employees in adhering to their ethical and legal responsibilities. The current version of the Code of Ethics may also be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents. The Company will disclose any amendment to or waiver from a provision of the Code of Ethics as may be required, and within the time period specified, under applicable SEC and the rules of the Nasdaq Stock Market ("Nasdaq") at this same location on the website.

Environmental, Social and Governance ("ESG")

Our commitment to Environmental, Social and Governance ("ESG") matters begins at the top of our organization with the Board. The Board is responsible for overseeing our strategy, policies and initiatives related to ESG topics.

In 2022, we are focused on furthering our strategy and approach to ESG matters. We recognize the importance of understanding the social and environmental impact of our activities on our stakeholders, including our investors, employees, customers, and the communities in which we operate. We also acknowledge the potential impact of ESG matters on our long term strategy and operations, and as such, we expect that our developing ESG strategy will align with the nature and scale of our business and the evolution of ESG standards and trends in our industry, and will incorporate insight on key issues raised as a result of shareholder engagement and outreach.

In addition, we have established a management-level ESG working group, including representatives from major business units, who will be responsible for assessing and monitoring key performance indicators within the appropriate ESG related frameworks.

Anti-Hedging and Anti-Pledging Policy

    Our insider trading policy expressly prohibits:

•Any director, officer, or employee of the Company or of Rockland Trust from, directly or indirectly, engaging in any transaction that is designed to or has the effect of hedging or offsetting any decrease in the market value of the Company’s stock, including transactions involving prepaid variable forward contracts, equity swaps, collars, exchange funds, short sales, puts, calls, or other derivative securities; and

•Any director or executive officer from either pledging Company stock or from holding Company stock in a margin account without the prior permission of the Company's General Counsel, Chief Financial Officer, or Controller.

Independent Bank Corp. 2022 Proxy Statement - 16

Board Leadership Structure and Executive Sessions

The Board has named as its Chair an independent director and believes that such a leadership structure is appropriate to segregate the Board's oversight role from management of the Company and Rockland Trust. The Board provides oversight of the Chief Executive Officer and other management of the Company and Rockland Trust to ensure that the long-term interests of shareholders are being served through 12 regularly scheduled meetings and one all-day strategic planning meeting with management each year, and additional meetings when necessary or advisable. At these meetings, reports on the management and performance of the Company and Rockland Trust, including reports regarding liquidity, interest rate risk, credit quality, loan loss provision, regulatory compliance and COVID-19 related and other risks, are reviewed. During each regularly-scheduled Board meeting, our independent non-employee directors meet in executive session, without the Chief Executive Officer or any other member of management present. Our Chair presides at these sessions. The Board also regularly meets with the Chief Executive Officer alone so as to have the ability to discuss topics without other members of management present.

The Board has also established the Board committees described below which regularly meet and report back to the Board on the responsibilities delegated to them. Each Board committee has the authority to engage outside experts, advisors, and counsel if needed to assist the committee in its work. During each meeting committees have the opportunity to hold executive sessions without the Chief Executive Officer or any other member of management present.

In addition to its general oversight role, the Board also: selects, evaluates, and compensates, upon recommendation of the Compensation Committee, the Chief Executive Officer and oversees Chief Executive Officer succession planning; reviews, monitors, and, when necessary or appropriate, approves fundamental financial and business strategies and major corporate actions; assesses major risks facing the Company or Rockland Trust and options for their mitigation; and seeks to maintain the integrity of financial statements and the integrity of compliance with law and ethics of the Company and Rockland Trust.

Shareholder Communications to Board

The Board will give appropriate attention to written communications on issues that are submitted by shareholders and will respond as appropriate. Absent unusual circumstances or as expressly contemplated by committee charters, the General Counsel of the Company will (1) be primarily responsible for monitoring communications from shareholders and (2) provide copies or summaries of shareholder communications to the Board as the General Counsel considers appropriate.

Communications will be forwarded to all directors or specified individual directors if they relate to substantive matters and include suggestions or comments that the General Counsel of the Company considers to be appropriate for Board consideration. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded to directors for review.

Shareholders who wish to send communications to the Board should submit them, in writing, to Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Independent Bank Corp. 2022 Proxy Statement - 17

Shareholder Director Nominations and Recommendations

The Company's By-Laws require shareholders to submit advance notice of director nominations to the Company not less than 75 days nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting (i.e., for the Company’s 2023 annual meeting, not later than March 5, 2023 or earlier than January 14, 2023). The notice of nomination must set forth the name, age, business address, residence address, occupation, and amount of common stock held by the director nominee, as well as the written consent of the nominee to serve if elected. The notice of nomination must also include the shareholder's name, record address, and amount of common stock held by the shareholder. The shareholder must also provide certain additional information, as set forth in the Company's By-Laws. Shareholders should submit any director nominations, in writing, to Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than March 20, 2023.

The Nominating Committee also considers recommendations for director nominees submitted by shareholders. The Nominating Committee will, as stated in its charter, review any director nominations submitted by shareholders to determine if the nominees satisfy the following criteria set forth in the Board's Governance Principles with respect to qualifications for directors:

•Directors should, as a result of their occupation, background, and/or experience, possess a mature business judgment that enables them to make a positive contribution to the Board. Directors are expected to bring an inquisitive and objective perspective to their duties. Directors should possess, and demonstrate through their actions on the Board, exemplary ethics, integrity, and values.

•Directors will be ineligible to continue to serve on the Board once they attain the age of 72. Directors who attain the age of 72 during their elected term as a Director will retire from the Board upon reaching the age of 72.

•Director ownership of the Company's common stock is strongly encouraged and Directors are required to comply with the Company's Director Stock Ownership Guidelines. Please refer to the section entitled “Stock Ownership and Other Matters” in this proxy statement for more information about the amount of common stock owned by our Directors.

•While familiarity with the communities that Rockland Trust serves is one factor to be considered in determining if an individual is qualified to serve as a Director, it is not a controlling factor. It is the sense of the Board, however, that a significant portion of the Directors should represent or be drawn from the communities that Rockland Trust serves.

•Customers of Rockland Trust, if otherwise qualified, may be considered for Board membership. A customer relationship, however, will be a secondary criteria considered in evaluating a Director candidate in addition to other relevant considerations.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should offer their resignation in the event of any significant change in circumstances that renders them incapable of performing their duties.

Independent Bank Corp. 2022 Proxy Statement - 18

Shareholder Proposals for Next Annual Meeting

    If you are interested in submitting a proposal for inclusion in the proxy statement for the 2023 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act. Any shareholder who wishes to submit a proposal for inclusion in the proxy statement for the 2023 Annual Meeting will be required, pursuant to Rule 14a-8, to deliver the proposal to the Company no later than December 7, 2022. For business to be brought before next year's annual meeting by a shareholder (other than a proposal submitted in accordance with Rule 14a-8), you must give timely notice to the Company, which must be delivered to or mailed and received at the principal executive offices of the Company not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting (i.e., not later than March 5, 2023 or earlier than January 14, 2023) and must otherwise satisfy the requirements set forth in the Company's By-Laws. Please forward any shareholder proposals or notices of business, in writing, to Patricia M. Natale, Deputy General Counsel and Corporate Secretary, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Director Attendance at Annual Shareholder Meeting and Meetings of the Board and its Committees

It is our policy that, to the extent possible, all directors attend the annual shareholder meeting. All directors who were then serving on the Board attended last year's annual shareholder meeting.

During 2021, the Boards of Directors of the Company and Rockland Trust had 15 concurrent meetings. All directors attended at least 75% of such meetings.

The Boards of Directors of the Company and Rockland Trust each has a standing Executive, Audit, Compensation, Risk, and Nominating Committees. The Rockland Trust Board of Directors also has a standing Trust Committee.

All Board committees operate under a written charter approved by the applicable Board that describes the committee's role and responsibilities. The charter for each Board committee may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents.

Independent Bank Corp. 2022 Proxy Statement - 19

The current membership of each of our standing Board committees is shown in the table below.

Name	Executive	Audit	Compensation	Nominating	Risk	Trust
Donna L. Abelli	¤		¤	¤	¤
Warren Q. Fields
Michael P. Hogan	¤			¤
Kevin J. Jones	☒		¤	¤
Mary L. Lentz		¤				☒
Eileen C. Miskell		☒	¤		¤
John J. Morrissey				☒	¤	¤
James O'Shanna Morton
Gerard F. Nadeau	¤
Daniel F. O'Brien		¤	☒
Susan Perry O'Day
Christopher Oddleifson	¤					¤
Scott K. Smith
Frederick Taw
Thomas R. Venables	¤				☒
Total Meetings Held In 2021	3 meetings	4 meetings	8 meetings	2 meetings	4 meetings	4 meetings

☒     Chairman of Committee
¤ Committee Member

    All directors attended at least 75% of the committee meetings of the respective Boards of Directors held in 2021 of which they were members.

Director Compensation

Non-employee directors receive both cash and equity compensation as described below. Board compensation is reviewed by comparison to peer institutions using publicly available information. Director compensation is designed to attract and retain persons who are well qualified to serve as directors.

Director Cash Compensation

Non-employee directors receive cash compensation in the form of annual retainers and meeting fees for any committee meetings. Total cash director compensation varies depending on if a director served as Chair of the Board or as a member of one of its committees. Cash compensation is paid to each non-employee director in arrears, quarterly, in an amount equal to one-fourth of the annual retainer plus the committee meeting fees then due.

Independent Bank Corp. 2022 Proxy Statement - 20

    The annual retainers for non-employee directors for 2021 service are set forth in the table below. Effective July 1, 2021, the Board, based on the recommendation of the Compensation Committee, approved an increase in the annual cash retainers, as reflected in the table below:

Position	January 1 - June 30	July 1 - December 31
Chair of Board	$87,550	$91,928
Chair of Executive Committee	$66,950	$68,959
Chair of Audit Committee	$59,225	$61,002
Chair of Compensation Committee	$59,225	$61,002
Chair of Nominating & Governance Committee	$59,225	$61,002
Chair of Risk Committee	$59,225	$61,002
Chair of Trust Committee	$59,225	$61,002
All Other Board Members	$56,135	$57,819

Separate Board meeting fees are no longer paid and are instead included in the annual retainers listed above. Committee meeting fees for 2021 service were $1,450 per committee meeting for the Audit Committee and the Risk Committee and $1,250 per meeting for all other Board committees.

Based on an analysis of peer group data and other relevant factors, the Board voted to maintain 2022 committee meeting fees at the same levels as 2021 but to increase annual retainers, effective as of January 1, 2022, as follows:

Position	Annual Retainer
Chair of Board	$97,000
Chair of Executive Committee	$72,000
Chair of Audit Committee	$68,000
Chair of Compensation Committee	$63,000
Chair of Nominating & Governance Committee	$63,000
Chair of Risk Committee	$63,000
Chair of Trust Committee	$63,000
All Other Board Members	$60,000

No annual retainer or meeting fees are paid to any director who is an employee of the Company or Rockland Trust.

Director Deferred Compensation Program

The Company has established the 2019 Nonqualified Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Program") to permit non-employee directors who choose to participate to defer all or a portion of their cash compensation.

Participating directors may defer all or a portion of their cash compensation into a choice of diversified investment portfolios comprised of stocks, bonds and cash. Participating directors will receive cash distributions following their departure from the Board. During fiscal year 2021, Director Jones chose to defer 100% of his cash compensation.

Independent Bank Corp. 2022 Proxy Statement - 21

Director Equity Compensation

In May 2018, the Company's shareholders approved the 2018 Non-Employee Director Stock Plan (the “2018 Director Stock Plan”), which provides that:

•On the third business day following the day of each annual shareholder meeting, each non-employee director who serves on the Board of the Company and/or Rockland Trust at any point during the calendar year of that annual meeting shall be granted either (A) a restricted stock award in an amount of shares of common stock not to exceed 1,500 shares of common stock which shall vest immediately upon grant, (B) a non-statutory stock option to purchase not more than 3,000 shares of common stock, which shall be immediately exercisable, or (C) a combination of such restricted stock awards and non-statutory stock options. Such awards shall be made subject to the discretion of the Compensation Committee as set forth in the 2018 Director Stock Plan.

    In May 2021, each non-employee director was granted, pursuant to the 2018 Non-Employee Director Stock Plan, a restricted stock award for 640 shares of common stock, which vested immediately upon grant.

In September 2021, upon joining the Board, Ms. O'Day was granted a restricted stock award for 640 shares of common stock, which vested immediately upon grant.

Director Stock Ownership Guidelines

    The Company has established stock ownership guidelines for directors. Under those guidelines directors are required to own Company common stock with a value at least five times the Director’s annual cash retainer. Directors have five years after joining the Board to satisfy the guidelines. The following are counted towards an individual’s ownership: shares directly held by the individual and those held jointly with another person, stock held in a retirement or deferred compensation account, unvested time-based restricted shares, and stock held in a trust of which the individual is both trustee and beneficiary. Unexercised stock options (whether or not vested) are not counted towards the ownership requirement. Each of our directors currently satisfies our stock ownership guidelines as of the date of this proxy statement. Information about the stock ownership of our directors as of December 31, 2021 is provided in the table below entitled “Stock Ownership and Other Matters.”

Independent Bank Corp. 2022 Proxy Statement - 22

    The following table summarizes the cash, equity and other compensation paid to non-employee directors who served during 2021:

Director Compensation Table

					Change in
					Pension
				Non-	Value and
	Fees			Equity	Nonqualified
	Earned			Incentive	Deferred
	or Paid	Stock	Option	Plan	Compensation	All Other
Name	in Cash (1)	Awards (2) (3)	Awards (2) (3)	Compensation	Earnings	Compensation (4)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Donna L. Abelli	$111,790	$50,035	—	—	—	$1,632	$163,457
Warren Q. Fields	$52,300	$50,035	—	—	—	$—	$102,335
Michael P. Hogan	$63,228	$50,035	—	—	—	$950	$114,213
Kevin J. Jones	$84,206	$50,035	—	—	—	$1,632	$135,873
Mary L. Lentz	$70,914	$50,035	—	—	—	$1,632	$122,581
Eileen C. Miskell	$81,714	$50,035	—	—	—	$1,632	$133,381
John J. Morrissey	$73,414	$50,035	—	—	—	$1,632	$125,081
James O'Shanna Morton	$52,300	$50,035	—	—	—	$—	$102,335
Daniel F. O'Brien	$75,914	$50,035	—	—	—	$1,632	$127,581
Susan Perry O'Day	$19,273	$49,136	—	—	—	$—	$68,409
Scott K. Smith	$56,978	$50,035	—	—	—	$—	$107,013
Frederick Taw	$56,978	$50,035	—	—	—	$1,632	$108,645
Thomas R. Venables	$69,664	$50,035	—	—	—	$1,632	$121,331
(1) Column (b) reflects the total fees earned or paid in cash for non-employee directors. As noted above, during the past year, Director Jones chose to defer all of his cash compensation pursuant to the Deferred Compensation Program.
(2) The assumptions used in the valuation for the awards reported in the Stock Awards column (column (c)) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as part of the Company’s 2021 Annual Report on Form 10-K.
(3) The amounts in column (c) represent the grant date fair value of the restricted stock awards granted to non-employee directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), excluding the impact of estimated forfeitures. No director awards were forfeited during the year. As of December 31, 2021, the aggregate number of restricted stock awards and stock option awards held by each non-employee director was as follows:

Name	Aggregate Outstanding Unvested Restricted Stock Awards per Director	Aggregate Outstanding Vested Stock Option Awards per Director (5)
Donna L. Abelli, Kevin J. Jones, Eileen C. Miskell, Daniel F. O'Brien and Thomas R. Venables	500	—
Michael P. Hogan, Mary L. Lentz, John J. Morrissey and Frederick Taw	500	5,000
(4) Column (g) reflects the dividends paid to directors in 2021 on their unvested restricted stock.
(5) There were no outstanding unvested stock option awards held by any non-employee director as of December 31, 2021.
Independent Bank Corp. 2022 Proxy Statement - 23

Report of the Audit Committee1

Each member of the Audit Committee is “independent” as defined under Section 10A(m)(3) of the Exchange Act, and SEC rules and regulations, and Nasdaq rules. In addition, the Board has determined that Eileen C. Miskell, CPA, Chair of the Audit Committee, and Daniel F. O'Brien, CPA each qualify as an “Audit Committee financial expert” as defined in SEC regulations.

The Audit Committee operates under a written charter adopted and approved by the Board. The Audit Committee charter sets forth the audit services, audit-related services, and tax services which the Audit Committee has pre-approved our independent registered public accounting firm to perform up to a maximum fee of $25,000 and the authority which the Board has granted to the Audit Committee chair to pre-approve the performance of any services by our independent registered public accounting firm in the interval between Audit Committee meetings. The current Audit Committee charter may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents.

The Audit Committee is responsible for providing independent, objective oversight of our audit process and for monitoring our accounting, financial reporting, data processing, regulatory, and internal control functions. One of the Audit Committee's primary responsibilities is to enhance the independence of the audit function, thereby furthering the objectivity of financial reporting. Accordingly, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm, who must report directly to the Audit Committee. The Audit Committee is directly responsible for fee negotiations with our independent registered public accounting firm. The topics which the Audit Committee discusses with our independent registered public accounting firm include financial results and reporting, the testing and evaluation of internal controls, and risk management, technology, tax, and legal matters. The Audit Committee regularly meets privately with our independent registered public accounting firm, which has unrestricted access to the Audit Committee. The other duties and responsibilities of the Audit Committee are to: (1) oversee and review our financial reporting process and internal control systems; (2) evaluate our financial performance, as well as our compliance with laws and regulations; (3) oversee management's establishment and enforcement of financial policies; and (4) provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the Board, including the resolution of any disagreements that may arise regarding financial reporting.

The Audit Committee has:

•received the written disclosures and letter from EY required by the Public Company Accounting Oversight Board, has discussed the independence of EY and considered whether the provision of non-audit services by EY is compatible with maintaining auditor independence, and has satisfied itself as to the independence of EY;

•reviewed and discussed our audited, consolidated financial statements for the fiscal year ended December 31, 2021 with our management and EY, including a discussion of the quality and effect of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•discussed the matters required by the applicable standards of the Public Company Accounting Oversight Board with EY, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of EY regarding the reasonableness of those estimates; and

•met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

Based on the review and discussions noted above, the Audit Committee recommended to the Company's Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Submitted by:
Eileen C. Miskell, CPA, Chair
Daniel F. O'Brien, CPA
Mary L. Lentz
Audit Committee
Independent Bank Corp.

[1]This report, and the Compensation Committee report below, shall not be deemed incorporated by reference into any of our previous filings with the SEC and shall not be deemed incorporated by reference into any of our future SEC filings irrespective of any general incorporation language in them.

Independent Bank Corp. 2022 Proxy Statement - 24

Compensation Committee Interlocks and Insider Participation

Directors Abelli, Jones, Miskell, and O'Brien served as members of the Compensation Committees of the Company and Rockland Trust during the last fiscal year. No current or former officer or other employee of the Company or Rockland Trust served on the Compensation Committees of the Company or Rockland Trust. No director or executive officer of the Company or Rockland Trust served on the Compensation Committee or the board of directors of any other entity, one of whose executive officers served on the Compensation Committee or the Board of the Company or Rockland Trust. No member of the Compensation Committee of the Company or Rockland Trust had any relationship with the Company or Rockland Trust since January 1, 2021 requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

Related Party Transactions

Since January 1, 2021, neither the Company nor Rockland Trust has been a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and any director, executive officer, or holder of more than 5% of our stock, or any member of the immediate family of any such person, had or will have a direct or indirect material interest.

Pursuant to various regulatory requirements and other applicable law, the Board of Rockland Trust must approve certain extensions of credit, contracts, and other transactions between Rockland Trust and any director or executive officer. The Board of Rockland Trust has adopted a written policy, and Rockland Trust has established written procedures, to implement these requirements which state, in essence, that any transaction between Rockland Trust and any director or executive officer, or any of their immediate family members must be made on terms comparable to those which Rockland Trust would reach with an unrelated, similarly situated third-party and must be approved in advance by the Board of Rockland Trust. Rockland Trust's General Counsel and Rockland Trust's designated Federal Reserve Bank Regulation O officer share responsibility for oversight and implementation of the Board policy and Rockland Trust procedures for review of related party transactions, which are typically applied to extensions of credit and any other financial transaction of a material nature between Rockland Trust and any director or executive officer. Any director or executive officer involved in such a transaction leaves the meetings while the Board considers and votes upon the transaction.

Some of the directors and executive officers of the Company, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated are, or during 2021 were, also customers of Rockland Trust in the ordinary course of business, or had loans outstanding during 2021. It is anticipated that they and their associates will continue to be customers of and be indebted to Rockland Trust in the future. All customer relationships with and loans to directors, executive officers, and their associates were in the ordinary course of business. All loans to directors, executive officers, or their associates did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unaffiliated persons and, where required by law, were approved in advance by the Rockland Trust Board. No loans to directors, executive officers, or their associates are nonperforming.

Director Independence

Nasdaq rules, and our Governance Principles, require that at least a majority of our Board be composed of “independent” directors. The following two directors are the only directors not currently considered "independent": Mr. Oddleifson, who is the President and CEO of the Company and the CEO of Rockland Trust, and Mr. Nadeau, who is the President of Rockland Trust.

All other current directors of the Company and of Rockland Trust are “independent” within the meaning of both the Nasdaq rules and our own Governance Principles. Accordingly, thirteen of the fifteen directors who currently serve on the Board are “independent” directors. In making its director independence determinations the Board considered any transactions, relationships, or arrangements disclosed by directors and/or noted in the records which Rockland Trust maintains in the ordinary course of business, including the customer relationships and indebtedness described above.
Independent Bank Corp. 2022 Proxy Statement - 25

None of our directors are members of the board of directors of any other publicly-traded company. Our Governance Principles require our directors to devote sufficient time to carrying out their duties and responsibilities effectively, to be committed to serve on the Board for an extended period of time, and to offer their resignation in the event of any significant change in circumstances that renders them incapable of performing their duties.

EXECUTIVE OFFICER INFORMATION

Executive Officers

    The following individuals are the current executive officers of the Company and/or Rockland Trust. For purposes of this proxy statement the ages of executive officers have been computed as of our annual meeting date.

Christopher Oddleifson: Mr. Oddleifson, 63, has served as the President and Chief Executive Officer of the Company and as the Chief Executive Officer of Rockland Trust since 2003. Mr. Oddleifson was also the President of Rockland Trust from 2003 to 2017. From 1998 to 2002 Mr. Oddleifson was President of First Union Home Equity Bank, a national banking subsidiary of First Union Corporation in Charlotte, North Carolina. Until its acquisition by First Union, Mr. Oddleifson was the Executive Vice President, responsible for Consumer Banking, for Signet Bank in Richmond, Virginia. He has also worked as a management consultant for Booz, Allen and Hamilton in Atlanta, Georgia.

Community Service and Education: Active in industry and community affairs, Mr. Oddleifson is a director of South Shore Health and South Shore Hospital, the New England Council, and the National Association of Corporate Directors-New England Chapter. He also serves on the Finance Committee and Land Conservation Committee of The Trustees of Reservations, and the TTOR Hingham and Cohasset Properties Advisory Committee. In addition, he is past Chairman of the Massachusetts Housing Partnership, Cape Cod Community College, Massachusetts Bankers Association and United Way of Greater Plymouth County Campaign Cabinet. Mr. Oddleifson has also served on the Boston Federal Reserve Bank Community Development Institution Advisory Council, the Consumer Banking Association, and the Old Colony Council’s Boy Scouts of America Board of Directors.

Mr. Oddleifson holds a Bachelor’s Degree in Mechanical Engineering from Cornell University and a Master’s Degree in Business Administration from the Wharton School at the University of Pennsylvania.

Christopher Oddleifson Chief Executive Officer and President of the Company and Chief Executive Officer of Rockland Trust Since 2003

Gerard F. Nadeau: Mr. Nadeau, 63, was named the President of Rockland Trust on March 16, 2017. Mr. Nadeau previously served as the Executive Vice President, Commercial Lending of Rockland Trust since July 1, 2007. Mr. Nadeau has worked at Rockland Trust in a variety of capacities since 1984, serving as a Senior Vice President of Commercial Lending from 1992 until 2007.

Community Service and Education: Mr. Nadeau’s community activities include: board member of Southeastern Massachusetts Economic Development Corporation and of the Southeastern Massachusetts Affordable Housing Group, long time member of the Board of Directors of the Metro South Boys & Girls Club, President and board member of the Montello Affordable Housing Corp., member of the Executive Committee for development at Stonehill College, member of the Board of Directors and Executive Committee of the Old Colony YMCA, member of the Board of Directors of Boston Chamber of Commerce, the Chunilal Initiative and New Beginnings for Families Inc and trust advisor of the Shields Foundation.

Mr. Nadeau holds a Bachelor’s Degree in Business from Bentley University.

Gerard F. Nadeau President of Rockland Trust Since 2017
Independent Bank Corp. 2022 Proxy Statement - 26

Robert D. Cozzone: Mr. Cozzone, 51, was appointed Executive Vice President and Chief Operating Officer in 2019 for the Company and Rockland Trust. As such, he is responsible for consumer and business banking, which includes the retail bank, residential mortgage, consumer lending, and credit card and business banking sales. In addition, he continues to provide oversight of the finance division. Previously he was Chief Financial Officer of Independent Bank Corp., to which he was appointed in 2013. From 2013 to 2015, concurrent with his Chief Financial Officer role, Mr. Cozzone was also Treasurer of Independent Bank Corp. Prior to serving as the Company’s CFO, he was Treasurer of both Independent Bank Corp. and Rockland Trust from April 2008 to September 2013. He became Senior Vice President and Treasurer of Rockland Trust in 2002. Mr. Cozzone joined Rockland Trust in October 1998 as a banking officer. Prior to joining the Company, he held financial positions at Bank Boston.

Community Service and Education: Mr. Cozzone is a member of the Massachusetts Business Roundtable Board of Directors, the Thompson Island Outward Bound Education Center Advisory Board, the Bridgewater State University Ricciardi College of Business Advisory Board, and the Plimoth Patuxet Finance Committee.

Mr. Cozzone is a graduate of Bridgewater State University and received a Master of Science from Boston College.

Robert D. Cozzone Executive Vice President Chief Operating Officer of the Company and of Rockland Trust Since 2019

Mark J. Ruggiero: Mr. Ruggiero, 44, was appointed Chief Financial Officer in 2019 for the Company and Rockland Trust, in addition to holding the Company and Bank's Chief Accounting Officer role. With over 20 years of experience in financial services, Mark joined the Company and Rockland Trust in 2009, and served as the Bank's Controller and Principal Accounting Officer from 2013 to 2019. Prior to joining Rockland Trust, he was a manager at Vitale, Caturano & Co.

Community Service and Education: Mr. Ruggiero is a member of the Massachusetts Society of CPAs, the American Institute of CPAs and the American Bankers Association Accounting Advisory Committee. He is also a trustee of the Massachusetts Taxpayers Foundation.

Mr. Ruggiero holds a Bachelor of Science in Accountancy from Bentley University.

Mark J. Ruggiero Chief Financial Officer of the Company and of Rockland Trust Since 2019

Maria Harris: Ms. Harris, 51, has served as Senior Vice President and Director of Human Resources for Rockland Trust since May 1, 2017. Prior to that time, Ms. Harris worked at Rockland Trust in a variety of capacities since 2003, most recently as Vice President, Director of Employment and Colleague Relations with responsibility for recruitment, employee relations, performance management, policy development, diversity and inclusion, compensation analysis, and Rockland Trust’s wellness initiative. Ms. Harris has over two decades of Human Resources experience and worked for Scudder Investments prior to joining Rockland Trust.

Community Service and Education: Ms. Harris is a member of the Board of Directors of Morgan Memorial Goodwill Industries in Boston, Massachusetts and a member of the Board of Directors of Signature Healthcare in Brockton, Massachusetts.

Ms. Harris earned the distinction of Senior Professional in Human Resources designation and a Bachelors of Arts from Bridgewater State University.

Maria Harris Senior Vice President Director of Human Resources of Rockland Trust Since 2017
Independent Bank Corp. 2022 Proxy Statement - 27

Barry H. Jensen: Mr. Jensen, 57, has served as Chief Technology and Operations Officer of the Company and Rockland Trust since September 2013, overseeing Information Technology, Information Security, Banking Operations, Knowledge Management, Business Solutions and Software Development, Data Engineering and Governance. Prior to September 2013, Mr. Jensen served as Chief Accounting Officer of Rockland Trust from April 2008 to September 2013, adding to his title of Senior Vice President and Controller of Rockland Trust, which he held since May 2000. Mr. Jensen joined Rockland Trust in March of 1998, serving as the Manager of Financial Planning and Analysis and has previously held financial positions at BankBoston and BayBanks.

Community Service and Education: Mr. Jensen is involved with Mass Insights working with faculty and students of local educational institutions to attract IT talent to the Boston community.  Mr. Jensen also aids in organizing “Credit For Life” financial literacy training for local area high school seniors.

Mr. Jensen is a graduate of Salem State University and received a Master's in Business Administration from Bentley University.

Barry H. Jensen Executive Vice President Chief Technology and Operations Officer of the Company and of Rockland Trust Since 2013

Edward H. Seksay: Mr. Seksay, 64, has served as General Counsel of the Company and of Rockland Trust since 2000, as President and Board Chair of Rockland Trust's affiliated charitable foundations since 2015, and as an Executive Vice President and Chief Risk Officer of the Company and of Rockland Trust since 2019. Prior to joining the Company and Rockland Trust, Mr. Seksay was with the Boston, Massachusetts law firm Choate, Hall & Stewart from 1984 to 1991 and with the Boston, Massachusetts law firm Heller, Levin & Seksay, P.C. from 1991 to 2000.

Community Service and Education: Mr. Seksay is a Trustee of the Boston Bar Foundation. Mr. Seksay is also the Founding Chairman of the American Bankers Association Regional Banks General Counsels Group. Mr. Seksay helped establish the annual Credit For Life financial literacy training program for the senior classes of Boston College High School and Notre Dame Academy.

Mr. Seksay is a graduate of Suffolk University Law School, where he was Editor-in-Chief of the Law Review, and the College of the Holy Cross.

Edward H. Seksay Executive Vice President Chief Risk Officer of the Company and of Rockland Trust Since 2019 General Counsel of the Company and of Rockland Trust Since 2000

    The term of office of each executive officer of the Company extends until the first meeting of our Board following the annual meeting of our shareholders and/or until his/her earlier termination, retirement, resignation, death, or disqualification. Other than the employment agreements with Mr. Oddleifson, Mr. Nadeau, Mr. Cozzone, Mr. Ruggiero, Ms. Harris, Mr. Jensen, and Mr. Seksay, there are no arrangements or understandings between any executive officer and any other person pursuant to which such person was appointed as an executive officer.

Relationship Between Compensation Policies And Risk

    The Company periodically uses variable cash incentive compensation programs and/or plans, and performance-based restricted stock awards, to reward and incent employee performance and retain top talent. A detailed financial analysis of any potential cash incentive compensation program or plan, or performance-based restricted stock award, is performed prior to approval. Our cash incentive programs and plans and performance-based restricted stock awards typically establish maximum award caps. Cash incentive programs and plans typically evaluate whether risk management and compliance results are satisfactory in determining whether to make an award, and reserve the ability to lower any cash award otherwise payable to zero in the sole discretion of management (and in the sole discretion of the Board, in the event of programs or plans applicable to executive officers). Any cash incentive compensation program or plan of a material nature, or performance-based restricted stock award, is approved by or reported to the Compensation Committee and the Board. The Company does not believe that the incentive compensation or other policies and practices of the Company or of Rockland Trust are reasonably likely to have a material adverse effect on the Company.

Independent Bank Corp. 2022 Proxy Statement - 28

Compensation Committee Report

    The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that immediately follows this report with management and, based upon that review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference, also in our Annual Report on Form 10-K.

                        Submitted by:
                        Daniel F. O'Brien, Chair
                        Donna L. Abelli
                        Kevin J. Jones
                        Eileen C. Miskell
                        Compensation Committee
                        Independent Bank Corp.

Independent Bank Corp. 2022 Proxy Statement - 29

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis contains a description of our executive compensation philosophy and programs, the compensation decisions made under those programs, and the considerations in making those decisions for our named executive officers.  The Compensation Discussion and Analysis also describes the process of the Compensation Committee in determining our compensation programs. The named executive officers for fiscal 2021 are:

Executive Officer	Title
Christopher Oddleifson	Chief Executive Officer and President of the Company
Mark J. Ruggiero	Chief Financial Officer of the Company and of Rockland Trust
Robert D. Cozzone	Chief Operating Officer of the Company and of Rockland Trust
Gerard F. Nadeau	President of Rockland Trust
Edward H. Seksay	Chief Risk Officer and General Counsel of the Company and of Rockland Trust

Executive Compensation Summary

Our executive compensation program is designed to attract, retain, and motivate our named executive officers to achieve our operating goals and strategic objectives. We use a pay-for-performance approach that is intended to align the interests of our named executive officers with those of our shareholders, with the ultimate goal of improving long-term shareholder value. Our executive compensation program typically has four primary elements: base salary, annual cash incentive compensation, long-term equity-based compensation, and benefits.

Independent Bank Corp. 2022 Proxy Statement - 30

The following table provides detail on base salary, annual cash incentive compensation, and long-term equity compensation:

Compensation Elements	Base Salary	Annual Cash Incentive	Restricted Stock Awards	Performance-Based Awards

	Fixed	Variable, At-Risk

Recipients	All Named Executive Officers

When Granted	Reviewed Annually	Annually

Form of Delivery	Cash		Equity

Type of Performance	Short-term Incentives		Long-term Incentives

Performance Period	Ongoing	One year	Vest ratably over 5 years	3-year performance period

How Determined	Compensation Committee judgment, partially based on peer comparison, performance and recommendation of outside compensation consultants	Quantitative based in part on achievement vs. Peers; Small portion qualitative	Number of shares awarded based on percentage of base salary and trailing 30-day volume-weighted average stock price	Quantitative based on achievement against targets

Performance Metrics	Prior-year performance evaluations	Operating Earnings per Share (1), Return on Assets, Return on Equity, Charge-offs, Non-Performing Assets	N/A	Return on Average Tangible Common Equity vs. Peers (2); Tangible Book Value
(1) Operating Earnings per Share is a non-GAAP measure. Please refer to the Annual Cash Incentive Compensation section of this Proxy Statement for further information, as well as the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.
(2) Please refer to the Long-Term Equity Compensation section of this Proxy Statement for further information on this metric.

    Base salaries are intended to be competitive relative to similar positions at peer institutions in order to provide the Company and Rockland Trust with the ability to attract and retain executives with a broad, proven track record of performance.

    The use of variable annual cash incentive compensation is designed to provide a competitive cash payment opportunity based both on individual performance and the Company's overall financial performance. The opportunity for a more significant award increases when both the Company and the employee achieve higher levels of performance. The Compensation Committee may also determine to award discretionary cash bonuses from time to time.

    Equity awards are granted under our long-term equity-based compensation incentive plan to selected groups of individuals, including our named executive officers, in the form of restricted stock, performance based restricted stock, and/or stock options. Equity awards are intended to link named executive officer financial outcomes to performance that maximizes long-term shareholder returns and are designed to encourage named executive officer retention. Stock options have not been awarded to named executive officers since 2011.
Independent Bank Corp. 2022 Proxy Statement - 31

    In addition to the three components detailed above, the Company also offers a variety of benefits to remain competitive in the market. The Compensation Committee believes these benefits attract a high caliber management team and ensure stability and continuity in leadership. The Chief Executive Officer and certain named executive officers receive certain benefits, such as retirement programs, medical plans, life and disability insurance, use of company owned automobiles, and employment agreements. The Compensation Committee periodically reviews executive officer benefits to ensure that they are competitive with market practice.

    The Compensation Committee strives to balance short-term and long-term Company performance and shareholder returns in establishing performance criteria. Performance criteria reflect fiscal year budgets; strategic objectives; competitive peer performance; and economic, regulatory, industry and other relevant factors. The Compensation Committee evaluates executive compensation against performance criteria and competitive executive pay practices before determining changes in base salary, the amount of any incentive payments, discretionary bonuses, equity awards and other benefits.

Compensation Committee - Composition and Responsibility

The Board has determined that all members of the Compensation Committee are independent directors in accordance with Nasdaq rules. There are currently four directors who serve on the Compensation Committee: Director O'Brien who currently serves as Chair, and Directors Abelli, Jones, and Miskell.

The Compensation Committee operates under a written charter approved by the Board. The current Compensation Committee charter may be viewed by accessing the Investor Relations link under the About Us category on the Rockland Trust website (http://www.rocklandtrust.com) under Governance Documents. The Compensation Committee has, as stated in its charter, three primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the Chief Executive Officer ("CEO") and executive officers of the Company and Rockland Trust; (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer financial institutions; and (iii) assisting the Board with the design and development, for Board approval, of equity compensation plans.

The Compensation Committee, subject to the provisions of our 2005 Employee Stock Plan (the "Employee Stock Plan"), also has authority in its discretion to determine the employees of the Company and Rockland Trust to whom restricted stock awards, performance-based restricted stock awards, and/or stock options will be granted, the number of shares to be granted to each employee, and the time or times at which awards should be granted. The CEO makes recommendations to the Compensation Committee about equity awards to the employees of the Company and Rockland Trust (other than the CEO). As equity compensation awards sometimes need to be made, on a timely basis, to retain or recruit key performers, the Compensation Committee has delegated authority to the CEO to award up to 10,000 shares of Company stock, in the aggregate, through restricted stock awards and/or stock option grants when, in the CEO’s discretion, the making of an equity compensation award is necessary or advisable in connection with the recruitment of a new employee or the retention of any existing employee, excluding executive officers. The CEO reports annually to the Compensation Committee on any equity compensation awards granted pursuant to the limited authority delegated to him. The Compensation Committee also has authority to interpret our Employee Stock Plan and to prescribe, amend, and rescind rules and regulations relating to it.

The CEO reviews the performance of the executive officers of the Company and Rockland Trust (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the Compensation Committee or the Board with respect to his own compensation. The Compensation Committee:

•grants annual cash incentive awards under the Executive Incentive Plan Scorecard (the "Scorecard") to executive officers (including the CEO and other named executive officers);

•determines whether performance objectives have been attained by the executive officers (including the CEO and other named executive officers) under previously granted performance-based restricted stock awards; and
•makes recommendations to the Board for approval with respect to base salary and equity
Independent Bank Corp. 2022 Proxy Statement - 32

compensation of executive officers (including the CEO and other named executive officers) of the Company and Rockland Trust.

    The Compensation Committee and the Board use summaries of proposed overall short and long-term compensation, summaries of compensation decisions made in past years, and competitive survey data showing current and historic elements of compensation, and other relevant information when reviewing executive officer and CEO compensation.

    The Compensation Committee has directly engaged and been assisted and advised in its work by the following external executive compensation consultants:

•Every three years, the Compensation Committee engages Mercer, a third party consultant that reviews the competitiveness of the base salaries, annual cash incentive compensation, and long term equity compensation for the Company and Rockland Trust’s executive leadership team, a group which includes the CEO, the Chief Financial Officer ("CFO") and all other executive officers (including the other named executive officers), comparing the Company’s executive compensation to the consultant's published survey data, other information, and to the peer groups identified in the Company’s proxy statement this year and last year.

•The Korn Ferry Hay Group ("Korn Ferry") analyzed salary ranges using the Korn Ferry proprietary method, provided market-based information about annual merit increases, and provided recommendations for equity compensation and other compensation matters.

•Mercer provided guidance on selection of the 2021 peer group.

    No compensation consultant engaged by the Compensation Committee received more than $120,000 during 2021 for any additional non-executive compensation-related services rendered to the Company or its affiliates. The Compensation Committee determined that none of the work performed by any compensation consultant engaged by the Compensation Committee in 2021 raised any conflict of interest.

The Compensation Committee has also reviewed publicly available materials and information derived from the following sources to assist in its work:

•Equilar, which provides an online database gathered from proxy statements and annual reports in the financial services industry.

•Rockland Trust also utilizes Payfactors for compensation comparisons.

From time to time, the Compensation Committee may delegate authority to fulfill various functions of administering the Company's retirement plans to our employees. Currently, it delegates administration of retirement plans to the Retirement Committee, a group comprised of our Director of Human Resources, our CFO, our Deputy General Counsel, and the Vice President of Compensation and Benefits in Rockland Trust’s Human Resources Department, each of whom has been determined to have the appropriate expertise, experience, and background to oversee the administration of our retirement plans. While retirement plan administration has been delegated, the Board and the Compensation Committee continue to determine the nature and amount of executive officer retirement benefits.

Compensation Philosophy

    Our compensation philosophy rests on two primary principles:

•A significant portion of total compensation should vary with our performance in achieving financial and non-financial objectives; and

•Long-term incentive compensation should be closely aligned with the interests of shareholders.

    We use a “pay for performance” approach that offers a competitive total rewards package to help create long-term value for our shareholders. Accordingly, annual cash incentive compensation awards to our named
Independent Bank Corp. 2022 Proxy Statement - 33

executive officers are performance-based and on average, approximately fifty-seven percent (57%) of the equity awards made to our named executive officers were performance-based restricted stock awards in 2021 (calculated assuming that maximum performance is achieved by the named executive officers). In designing compensation programs, and making individual recommendations or decisions, the Compensation Committee focuses on:

•Aligning the interests of named executive officers and shareholders;

•Attracting, retaining, and motivating high-performing employees in a cost-efficient manner; and

•Creating a high-performance work culture.

    The Company's compensation program reflects a mix of fixed and at risk compensation, designed to fairly reward executive officers and align their interests with those of shareholders. Each element of the Company's compensation program is intended to provide named executive officers with a pay opportunity that is externally competitive and which recognizes individual contributions. The following charts depict the pay mix for our named executive officers in fiscal 2021, as reflected in the Summary Compensation Table:

CEO

Long-Term Equity 31%
Other Benefits 6%
Base Salary 31%
Annual Cash Incentive 32%
Base Salary
Annual Cash Incentive
Long-Term Equity
Other Benefits

Other Named Executive Officers

Long-Term
Equity 24%
Other
Benefits 8%
Base
Salary 40%
Annual
Cash
Incentive 28%
Base
Salary
Annual
Cash
Incentive
Long-Term Equity
Other
Benefits

"Say on Pay" Results

    The Board and the Compensation Committee have considered the result of the most recent shareholder “say on pay” advisory vote and the support of our compensation practices it reflects. Of the shares voting on last year's say on pay proposal, 92.83% voted in favor. We therefore intend to continue to focus on “pay for performance” in our approach to executive officer compensation and to retain or adjust, as appropriate, the basic elements of our compensation program in order to support that approach as described in this Compensation Discussion and Analysis.

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Use of Peer Groups and Survey Information

    The Compensation Committee periodically reviews executive officer total compensation against a peer group, using the comparison only as a competitive reference point and not as the sole determinative factor when making executive compensation decisions. The Compensation Committee periodically assesses the relevancy of the companies within the peer group and makes changes when appropriate.

The Compensation Committee defines the Company’s peer group based upon advice and assistance received from its outside compensation consultant Mercer. Peers were selected from public and actively traded banks that satisfied the following criteria: (1) Geographic Criteria: banks headquartered in the Northeast and mid-Atlantic states of Connecticut, Delaware, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Rhode Island, and Vermont; (2) Total Asset Size Criteria: banks with total assets equal to one-half to two times the size of the Company’s total assets, measuring by combining assets with, if applicable, third-party investment assets under administration; and, (3) Market Capitalization Criteria: banks with a market capitalization equal to one-half to two times the Company’s market capitalization.

2021 Peer Group. In August 2020 the Compensation Committee approved the following peer group for purposes of our 2021 executive compensation program, including our 2021 performance-based restricted stock awards:

●	Berkshire Hills Bancorp, Inc.	●	Hope Bancorp, Inc.
●	Brookline Bancorp, Inc.	●	Kearny Financial Corp.
●	Cathay General Bancorp	●	NBT Bancorp Inc.
●	Columbia Banking System, Inc.	●	Northwest Bancshares, Inc.
●	Columbia Financial, Inc.	●	OceanFirst Financial Corp.
●	Community Bank System, Inc.	●	Pacific Premier Bancorp, Inc.
●	CVB Financial Corp.	●	Provident Financial Services, Inc.
●	Eagle Bancorp, Inc.	●	S&T Bancorp, Inc.
●	First Commonwealth Financial Corp	●	Sandy Spring Bancorp, Inc.
●	First Financial Bancorp	●	Tompkins Financial Corp
●	First Midwest Bancorp, Inc.	●	Washington Federal, Inc.
●	Fulton Financial Corp.	●	WSFS Financial Corp.

2022 Peer Group. In October 2021, with the assistance of Mercer, the Compensation Committee approved the following peer group for purposes of our 2022 executive compensation program, including our 2022 performance-based restricted stock awards:

●	Berkshire Hills Bancorp, Inc.	●	Northwest Bancshares, Inc.
●	CIT Group	●	Provident Financial Services, Inc.
●	Community Bank System, Inc.	●	Sandy Spring Bancorp, Inc.
●	Customers Bancorp, Inc.	●	Sterling Bancorp
●	Eastern Bankshares, Inc.	●	Valley National Bancorp
●	F.N.B. Corp.	●	Webster Financial Corp.
●	Fulton Financial Corp.	●	WSFS Financial Corp.
●	Investors Bancorp, Inc.

Subsequent to the approval of the 2022 peer group, CIT Group became a subsidiary of First-Citizens Bank & Trust Company and no longer remains in our peer group. Also in 2022, Sterling Bancorp merged with Webster Financial Corp., bringing the total number of companies in our 2022 peer group down to 13 from 15.

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The compensation committee approved changes using the criteria described above for determining banks for inclusion in the peer group. In October 2021, in approving the changes to the peer group for 2022, the compensation committee noted that during the intervening period since August 2020, our asset size changed meaningfully, including the impact of our acquisition of Meridian Bancorp, Inc. effective November 12, 2021. Based on this review, the compensation committee approved changes to the peer group to remove banks that no longer fit, or add banks that better aligned with, the asset size or market capitalization parameters described above for inclusion in the peer group. In addition to reviewing information from the peer group, the compensation committee evaluates executive compensation by reviewing national and regional surveys that cover a broader group of companies.

Compensation Program Elements

Base Salary

Our Compensation Committee reviews our executives’ base salaries annually in the first quarter and determines any recommendations for increases based primarily on performance evaluations, the individual’s role and responsibilities, competitive survey data and any recommendations of its independent compensation consultant.

We use the Korn Ferry proprietary job evaluation methodology in establishing competitive salary ranges and midpoints for our officers. Korn Ferry conducts market analyses of cash compensation within the banking industry and uses its proprietary job evaluation process to recommend salary midpoints and ranges that reflect competitive factors and maintain internal equity. Korn Ferry makes annual recommendations to the Compensation Committee regarding market-based changes to salary ranges and merit increase programs, and adjustments to executive salary ranges were made in 2021 based on Korn Ferry's recommendations.

Base salaries are typically reviewed annually in January and February, with any increases effective in April. In early 2021, performance evaluations of Mr. Oddleifson and the other executive officers were completed with respect to their 2020 performance and a base salary review was undertaken. Notwithstanding strong personal performance evaluations across the executive officer team, the Compensation Committee made a determination in February 2021, in light of the continuation of the COVID-19 pandemic and related uncertainty, to defer consideration of any base salary increases for members of the Executive Leadership Team until later in the year for the purpose of waiting to see how the financial performance of the Company and Bank evolved as the year progressed, as well as allowing for additional time to pass for evaluation of any impact of the COVID-19 pandemic on financial performance.

The Compensation Committee met in June 2021 to consider adjustments to members of the Executive Leadership Team. The Compensation Committee considered current year-to-date and full year expected financial performance, as well as any anticipated ongoing impacts of the COVID-19 pandemic. Using market and peer salary data, the Board approved increases for the Chief Financial Officer to $378,108 retroactive to March 2021 (an approximate 16.7% increase). The increase reflects his experience and tenure as Chief Financial Officer and progresses him closer to the median of peer salaries for the Chief Financial Officer position. All other base salary increases for our named executive officers were approximately 2.5%. These salary increases were effective July 2021.

The salary paid in 2021 to each of our named executive officers is set forth in column (c) of the Summary Compensation Table.

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Annual Cash Incentive Compensation

Our annual cash incentive program for executives is administered under our Executive Incentive Plan Scorecard. The Scorecard established a “Target Award” for fiscal 2021 for each named executive officer based upon a percentage of base salary as follows:

Executive Officer	Target Percentage
Christopher Oddleifson	Sixty-five Percent (65%)
Mark J. Ruggiero	Thirty-five Percent (35%)
Robert D. Cozzone	Forty-five Percent (45%)
Gerard F. Nadeau	Forty-five Percent (45%)
Edward H. Seksay	Thirty-five Percent (35%)

•The Scorecard establishes a Company Performance Adjustment Factor, a Peer Performance Adjustment Factor and, for named executive officers other than our CEO, an Individual Performance Adjustment Factor. The Company Performance Adjustment Factor and Peer Performance Adjustment Factors are given equal weighting, and the Individual Performance Adjustment services as a multiplier to these combined factors.

•The Individual Performance Adjustment Factor is established for named executive officers other than the CEO within a range from zero to 1.40, based upon an evaluation of individual performance with respect to attainment of major business objectives and other contributions.

•The Board reserves the right, in its sole and absolute discretion, to increase the potential award for the CEO up to a maximum of 1.20 times the amount that would be called for by the product of the CEO's Target Award multiplied by the combined Company Performance Adjustment Factor and Peer Performance Adjustment Factor.

    The Company Performance Adjustment Factor is determined based upon the Company’s 2021 Operating Earnings per Share results within ranges set forth in the scorecard which specified threshold, target, and maximum performance levels, are as shown in the chart below. Operating Earnings per Share is a non-GAAP measure. The Scorecard defines Operating Earnings per Share as Net Income as reflected in the Company's audited consolidated statement of income on a per share basis, adjusted upwards or downwards as determined by the Compensation Committee for the after-tax effect of material non-recurring items. The “Operating Earnings per Share” metric used in the Scorecard is the same as the “Net Operating Earnings per Diluted Share” metric set forth in the Company Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2021. Please refer to the Company’s Annual Report on Form 10-K for a reconciliation of Net Operating Earnings to Net Income.

The 2021 Target Operating Earnings per Share was $3.89. As disclosed in the Company’s Annual Report on Form 10-K, the actual Operating Earnings per Diluted Share was $5.38.

    The range of the Company Performance Adjustment Factor set forth in the Scorecard was as follows:

	Threshold	Target	Maximum
CEO	Fifty Percent (50%) of Target	One Hundred Percent (100%)	One Hundred Fifty Percent (150%) of Target
Other Named Executive Officers	Fifty Percent (50%) of Target	One Hundred Percent (100%)	One Hundred Twenty Five Percent (125%) of Target

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    With respect to the Peer Performance Adjustment Factor, the Company's performance compared to peer banks as measured by the publicly available Bank Holding Company Performance Report prepared by the Federal Reserve Board or by any other information deemed appropriate. The Company’s performance with respect to Return on Assets, Return on Equity, Charge-Offs, and Non-Performing Assets was compared with the aggregate performance of peer banks for those measures. The Executive Incentive Plan Scorecard calculated the Peer Performance Adjustment Factor by averaging the performance of the peer banks and comparing the Company's performance against the peer banks' average performance within the following ranges:

Company's Percentile Performance To Peer	Adjustment for Return On Assets Peer Comparison	Adjustment for Return on Equity Peer Comparison	Adjustment for Charge-Off Peer Comparison	Adjustment for Non-Performing Asset Peer Comparison
76-100	25%	25%	-100%	-100%
56-75	12.5%	12.5%	-12.5%	-12.5%
46-55	0%	0%	0%	0%
26-45	-12.5%	-12.5%	12.5%	12.5%
0-25	-100%	-100%	25%	25%

Based on the results of the scorecard, the combined Company and Peer Adjustment Factor corresponded to 117% for executive officers and 130% for the CEO. Due to the Company's strong performance results, the Compensation Committee exercised positive discretion and adjusted the combined Company and Peer Adjustment Factor at 120% for executive officers and 132% for the CEO.

Applying the scorecard, the Compensation Committee determined the attainment of performance criteria and amount of cash incentive awards for the named executive officers as follows:

•The award for the CEO was determined by the CEO's Target Award (Base Salary multiplied by the Target Percentage) multiplied by the 132% combined Company and Peer Performance Adjustment Factors, with the final award determined by applying a 1.20 discretionary adjustment. The Board considered Mr. Oddleifson's performance in 2021 to be outstanding. Mr. Oddleifson's communication of vision, advancement of strategy, and his inspirational leadership style enabled colleagues to focus on purpose and achieve excellent results notwithstanding the extraordinary challenges of 2021.

•Awards for the other named executive officers were determined by their Target Award (determined by the Target Percentage multiplied by base salary) multiplied by the 120% combined Company and Peer Performance Adjustment Factors multiplied by their Individual Performance Adjustment Factor. Individual performance factors applied include financial goal achievement, risk management practices, expense control, colleague development and engagement and customer satisfaction results.

Long-Term Equity Compensation

Equity compensation and stock ownership serve to link the compensation of the named executive officers to the performance of our common stock and therefore provide an incentive to accomplish the strategic, long-term objectives established by the Company to maximize long-term shareholder returns. Long-term equity compensation grants are also designed to be a retention tool to the named executive officers to whom they are awarded and are made based on competitive factors, such as equity compensation awarded by peers and amounts that are determined to be appropriate in order to retain key personnel.

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Performance-Based and Time-Based Restricted Stock Awards

    In February 2021, the Board granted named executive officers under the Employee Stock Plan both performance-based restricted stock awards with a three year performance period and time-based restricted stock awards that vest in equal increments over five years. The Board determined the aggregate number of shares granted to named executive officers in 2021 through performance-based and time-based equity awards based upon a percentage of each named executive officer's base salary. The percentages of base salary as of December 31, 2020 used to determine fiscal year 2021 long-term incentive grants were as follows: seventy-seven percent (77%) of base salary for the CEO; thirty-seven percent (37%) of base salary for the CFO; and between thirty-seven and fifty-five percent (37%-55%) of base salary for all other executive officers. Performance-based restricted stock awards comprised, in the aggregate, approximately fifty-seven percent (57%) and time-based restricted stock awards approximately forty-three percent (43%) of the fiscal 2021 equity awards made to executive officers, reflecting the Company’s continued emphasis on awarding performance-based equity compensation.

    The February 2021 performance-based restricted stock awards are subject to vesting based on achievement of specified levels of return on average tangible common equity (“ROATCE”), measured over the three-year performance period from January 1, 2021 through December 31, 2023 as compared against our 2021 peer group, described above under "Use of Peer Groups and Survey Information", subject to adjustment. If the Company’s ROATCE during the performance period is (i) less than the 25th percentile of the peer group, no restricted shares shall vest, (ii) equal to the 25th percentile of the peer group (“Threshold Performance”), then 25% of the restricted shares shall vest, (iii) equal to the 50th percentile of the peer group (“Median Performance”), then 50% of the restricted shares shall vest or (iv) equal to or greater than the 75th percentile of the peer group (“Maximum Performance”), then 100% of the restricted shares shall vest. If ROATCE is between the Threshold Performance and Median Performance or between Median Performance and Maximum Performance, then the amount of restricted shares that shall vest shall be determined by linear interpolation on a straight line basis rounded to the nearest whole share. The initial allocation between performance share and time vested equity awards for the CEO and other named executive officers is determined assuming achievement of Median Performance. Notwithstanding the foregoing, no performance-based restricted shares will vest if the Company’s tangible book value measured as of the end of the performance period does not exceed tangible book value measured as of the first day of the performance period.

    See the Grants of Plan-Based Awards table below for additional information regarding the performance-based restricted stock awards and time-based restricted stock awards granted to our named executive officers in fiscal year 2021.

Incentive Compensation Recovery Policy

    The Company has adopted an Incentive Compensation Recovery Policy which provides that, if the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Company will have the right, to the extent permitted by law, to recover any cash incentive compensation or performance-based equity awards paid during the three-year period preceding the date on which the Company is required to prepare the accounting restatement from any executive officer (including any named executive officer) whose intentional misconduct caused the accounting restatement. The Incentive Compensation Recovery Policy does not apply to an accounting restatement arising from a change in accounting principles.
    The Incentive Compensation Recovery Policy directs the Compensation Committee to review incentive compensation paid to executive officers (including the named executive officers) in the prior three years on the basis of having met or exceeded performance targets which are reduced by the accounting restatement and then to make a recommendation to the Board for approval with respect to the recovery of incentive compensation. The Incentive Compensation Recovery Policy provides that the amount of incentive compensation recovery shall be no more than the difference between the amount paid and the amount that would have been paid based upon the accounting restatement. The Incentive Compensation Recovery Policy states that the Compensation Committee and the Board will exercise their business judgment and discretion in the fair application of the Incentive Compensation Recovery Policy and consider all relevant factors in determining whether the Company will seek to recover incentive compensation from executive officers (including the named executive officers) and the amount, timing, and form of any incentive compensation recovery.

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Executive Stock Ownership Guidelines

    The Company has established stock ownership guidelines for its executive officers. Our named executive officers are required to own common stock with a value equal to a designated multiple of their base salary, as follows:

Position	Stock Ownership Requirement
Chief Executive Officer of the Company	3x annual base salary
President of Rockland Trust	2x annual base salary
Chief Financial Officer	2x annual base salary
Executive Vice President	2x annual base salary
All Other Executive Officers	1x annual base salary

    Individuals have until the end of the calendar year following the fifth anniversary of their date of hiring or promotion to an executive officer position to satisfy these guidelines. The following are counted towards an individual’s ownership: shares directly held by the individual and those held jointly with another person, stock held in a retirement or deferred compensation account, unvested time-based restricted shares and stock held in a trust of which the individual is both trustee and beneficiary. Unexercised stock options (whether vested or unvested) and unvested performance-based restricted stock awards are not counted towards the ownership requirements. Each of our executive officers currently satisfies our stock ownership guidelines. Information about the stock ownership of named executive officers as of December 31, 2021 is provided in the table below entitled “Stock Ownership and Other Matters.”

Retirement Benefits

Nonqualified Retirement Plans for Named Executive Officers

Rockland Trust maintains a frozen nonqualified retirement program (the “Rockland SERP”) in which certain named executive officers participate. The Rockland SERP was designed to offset the impact of regulatory limits on benefits under qualified plans, with the assets held in a rabbi trust. The Rockland Trust SERP was frozen to new participants and benefit accruals effective December 11, 2014.

In freezing the Rockland SERP the Board confirmed and approved the following annual benefits pursuant to the terms and conditions of the Rockland SERP for the executive officer participants, including the named executive officers listed below, as of December 31, 2014, computed as an annual benefit payable under the Rockland SERP at age 65, to a participant who experiences a termination of employment at age 62 or later, based on a 10 Year Certain Single Life Annuity (as defined in the Rockland SERP). In the event a participant terminates employment prior to age 62, the benefit under the Rockland SERP is prorated based on the participant's years of service as of employment termination relative to the executive's projected years of service at age 65.

Participant	Annual Benefit Payable
Christopher Oddleifson	$487,427
Gerard F. Nadeau	$169,790
Edward H. Seksay	$120,992

    There has been no change to the Rockland SERP benefit for Mr. Oddleifson, Mr. Nadeau or Mr. Seksay from the annual benefit amount last calculated in 2008. Mr. Cozzone and Mr. Ruggiero are not participants in the Rockland SERP, as they were promoted to executive officer positions subsequent to the Board's evaluation and determination to freeze the Rockland SERP.

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Restoration Plan

The Restoration Plan is a defined contribution plan intended to restore to each participant the matching and discretionary contributions which would have been made to the existing Rockland Trust 401(k) plan on a participant’s behalf but were prohibited due to Internal Revenue Code limitations. The Restoration Plan defines “Compensation” as compensation as defined in Rockland Trust’s 401(k) plan, plus annual cash incentive compensation paid during the Plan year, but excluding any discretionary bonuses. The Board approved the participants in the Restoration Plan, including each of our named executive officers and, effective as of January 1, 2015, the making of restoration contributions on their behalf pursuant to the terms and conditions of the Restoration Plan. The Restoration Plan also provides for additional, discretionary contributions, as approved by the Board. For Mr. Cozzone, who is not a participant in the Rockland SERP, the Board also approved discretionary contributions representing five percent of Compensation (as defined in the Restoration Plan) for each year beginning in 2015 in which he participates in the Restoration Plan. Mr. Ruggiero became eligible to participate in the Restoration Plan effective January 1, 2020.

Restoration Plan participants have the right to direct the investment of their account balance by choosing from among investment alternatives made available by the plan administrator, including Company stock. Each participant’s account under the plan will be credited with earnings or losses arising from investment performance. A participant’s account balance will be paid out, subject to plan terms, upon a separation from service, or upon death or disability, in a lump sum unless the participant has elected annual installment payments.

Nonqualified Deferred Compensation Plan

In June 2014, the Board adopted the Independent Bank Corp. and Rockland Trust Company Nonqualified Deferred Compensation Plan (the “Nonqualified Deferred Compensation Plan”). The Nonqualified Deferred Compensation Plan permits certain highly compensated employees of the Company and/or Rockland Trust, a group which includes, but is not limited to, the named executive officers, to defer receipt of all or a portion of their yearly cash incentive awards. In January 2018, the Nonqualified Deferred Compensation Plan was amended to permit deferral of annual base salary in addition to yearly cash incentive awards, a feature that was previously in place under the Restoration Plan. Each participant has the right to direct investment of their account balance by choosing from among the investment alternatives made available by the plan administrator, and each account will be credited with earnings or losses arising from investment performance of the selected investment alternatives. A participant’s account balance will be paid out, subject to plan terms, upon a separation from service, or upon death or disability, in a lump sum payment unless the participant has elected annual installment payments.

Qualified Retirement Plans for Named Executive Officers

Defined Benefit Plan

The Company maintains a multiemployer defined benefit pension plan (the "Defined Benefit Plan"), which was frozen by the Company effective July 1, 2006 as to all future benefit accruals. Each of our named executive officers, with the exception of Mr. Ruggiero, participate in the Defined Benefit Plan. In 2006, the Company undertook an in depth analysis of Rockland Trust's Defined Benefit Plan which, at that point, provided a normal retirement benefit equal to (a) 2% of final average compensation less (b) 0.65% of covered compensation as defined for Social Security purposes times (c) years of service up to 25. For participants who had completed 20 or more years of service, an additional benefit of 0.5% times final average compensation times service in excess of 25 years, but not exceeding ten additional years, was provided. As a result of the changing demographics of the workplace and the need for predictability of future retirement expenses, on July 1, 2006, benefit accruals under the Defined Benefit Plan were discontinued for all employees. The benefit accruals for all qualified Rockland Trust employees, including the participating named executive officers, were therefore frozen effective July 1, 2006.

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401(k) Savings and Stock Ownership Plan

Rockland Trust maintains an Employee Savings Plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code (the “Rockland Trust 401(k) Plan”) in which each of the Company’s named executive officers participated in fiscal year 2021. Under the Rockland Trust 401(k) Plan, participating employees may defer a portion of their earnings, not to exceed the Internal Revenue Service (“IRS”) annual contribution limits. Rockland Trust matches 25% of each employee’s contributions up to the first 6% of the employee’s eligible earnings. The Rockland Trust 401(k) Plan incorporates an Employee Stock Ownership Plan for contributions invested in the Company’s common stock. For each plan participant, the Company contributes five percent (5%) of qualified compensation up to the Social Security taxable wage base, made up of a three percent (3%) safe harbor contribution and a two percent (2%) discretionary contribution, and ten percent (10%) of amounts in excess of covered compensation up to the maximum Internal Revenue Service ("IRS") limit for qualified plan compensation. Company contributions under the Rockland Trust 401(k) Plan vest immediately.

Employment Agreements

The Company and/or Rockland Trust have entered into employment agreements with the CEO and the other named executive officers, which are summarized below, to ensure the continuity of executive leadership, to clarify the roles and responsibilities of executives, and to make explicit the terms and conditions of executive employment. Provisions concerning a change of control of the Company, and terms of compensation in that event, are included in these employment agreements. The change of control language in employment agreements is designed to ensure that executives devote their full energy and attention to the best long term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate. Each employment agreement contains a one year post-employment nonsolicitation obligation, with the CEO additionally being subject to a one year post-employment noncompetition obligation. Any executive who breaches these covenants forfeits any future payments or benefits.

CEO Employment Agreement

The Company and Rockland Trust have had an employment agreement with Mr. Oddleifson for him to serve as President and CEO of the Company and CEO of Rockland Trust since 2003. In accordance with market practices for bank CEO employment agreements in 2003, Mr. Oddleifson’s employment agreement provides that he will be entitled to a tax gross up for any amounts paid to him in excess of Internal Revenue Code Section 280G limitations.

The agreement provides that in the event of (i) an involuntary termination of Mr. Oddleifson's employment by the Company or Rockland Trust for reasons other than cause, as defined in the agreement, death or disability, as defined in the agreement, or (ii) a resignation by Mr. Oddleifson for “good reason,” as defined in the agreement, Mr. Oddleifson would:

•receive, in a lump sum, an amount equal to three times his then current Base Salary;

•be entitled to continue to participate in and receive benefits under the Company's group health and life insurance programs for 18 months;

•receive immediate vesting of all stock options which would generally remain exercisable for the three months following termination;

•have continued use of his Company-owned automobile for 18 months; and

•receive an additional 18 months of service credit in the Rockland SERP.

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    Resignation for “good reason” under the employment agreement means, among other things, the resignation of Mr. Oddleifson within four months after (i) the Company or Rockland Trust, without the express written consent of Mr. Oddleifson, materially breaches the agreement to his substantial detriment; (ii) the Board of the Company or of Rockland Trust, without cause, substantially changes Mr. Oddleifson's core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of President and CEO of the Company; or (iii) the Board of the Company or of Rockland Trust without cause, places another executive above Mr. Oddleifson in the Company or Rockland Trust. Mr. Oddleifson is required to give the Company or Rockland Trust 30 business days notice and an opportunity to cure in the case of a resignation for "good reason."

    In the event of a termination of Mr. Oddleifson's employment by the Company due to disability, Mr. Oddleifson would be entitled to be paid an amount equal to the greater of fifty percent of his base salary or any benefits received under the Company’s disability insurance program and continued participation for 12 months in insurance programs and an additional 12 months of service credit in the Rockland SERP.

In the event of a termination of Mr. Oddleifson's employment by the Company or Rockland Trust “for cause,” as defined in the agreement, Mr. Oddleifson would forfeit benefits under the Rockland SERP and would lose the right to exercise his stock options.

In the event of a change of control, as defined in the agreement, following which Mr. Oddleifson (i) is terminated for reasons other than cause, death or disability, or (ii) resigns from employment for any reason, Mr. Oddleifson is entitled to a lump sum of three years base salary plus three times the greater of (x) the amount of any incentive payment paid out within the 12 months prior to the termination under the Executive Incentive Plan Scorecard or (y) the amount of any incentive payment paid out during the 12 months prior to such change of control under the Executive Incentive Plan Scorecard, plus continued participation in health and life insurance benefits for a three year period. The Company is obligated to credit and fund three years additional service in the Rockland SERP and Mr. Oddleifson is entitled to a tax gross up for any amounts in excess of Internal Revenue Code Section 280G limitations. Mr. Oddleifson's stock options will become fully exercisable in the event of a change in control, and will remain exercisable for three months following termination, in accordance with the relevant stock option agreement.

Executive Officer Employment Agreements

The Company and Rockland Trust (in the case of those individuals who are also officers of the Company) has entered into employment agreements with its other executive officers that are, in substance, virtually identical with the exception that one agreement provides for 24 months of change in control benefits and the other agreements provide for 36 months of change of control benefits.

Most agreements generally provide that if an executive officer is terminated involuntarily for any reason other than "cause," as defined in the agreements, death, or disability, as defined in the agreements, or if an executive officer resigns for “good reason,” as defined in the agreements, he or she would be entitled to:

•receive his/her then current base salary for 12 months;

•participate in and receive benefits under Rockland Trust's group health and life insurance programs for 12 months or, to receive a payment equal to the cost to Rockland Trust for the executive officer's participation in such plans and benefits with a gross up for taxes; and,

•have all stock options previously granted immediately become fully exercisable and remain exercisable generally for a period of three months following his/her termination.

Resignation for “good reason” under the employment agreements means, among other things, the resignation of an executive officer within four months after (i) Rockland Trust, without the express written consent of the executive officer, materially breaches the agreement to his/her substantial detriment; or (ii) the Rockland Trust Board of Directors, or its President and CEO, without cause, substantially changes the executive officer's core duties or removes his/her responsibility for those core duties, so as to effectively cause him/her to no longer be performing the duties for which he/she was hired. Each executive officer is required to give Rockland Trust 30 business days notice and an opportunity to cure in the case of a resignation for "good reason."

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    If an executive officer is terminated following a change of control, as defined in the agreements, for any reason other than "cause," death or disability, or if such executive officer resigns from employment for any reason during the 30 day period immediately following the first anniversary of the effective date of a change of control, he/she shall receive a lump sum payment equal to either 24 or 36 months salary, plus a lump sum payment equal to either two or three times the greater of (x) the amount of any incentive payment paid out within the previous 12 months under the Executive Incentive Plan Scorecard or (y) the amount of any incentive payment paid out during the 12 months prior to such change of control under the Executive Incentive Plan Scorecard. For executive officers who participate in the Rockland SERP, the Company is obligated to credit and fund three (3) years additional service in the Rockland SERP. The executive officer may continue to participate in and receive benefits under Rockland Trust's group health and life insurance programs for 36 months or, to the extent such plans or benefits are discontinued and no comparable plans or benefits are established, to receive a payment equal to the cost to Rockland Trust for the executive officer's participation in such plans and benefits with a gross up for taxes. These amounts are subject to the limits of Section 280G of the Internal Revenue Code and will be rolled back to an amount less than the limit. All stock options awarded to the Company's other executive officers will become fully exercisable in the event of a change in control, and will remain exercisable for three months following terminations, in accordance with the relevant stock option agreements.

CEO and Executive Officer Restricted Stock Award Agreements

    Through 2017, the time-based restricted stock award agreements that the Company entered into with the CEO and other executive officers provided for the immediate vesting of any unvested restricted stock in the event of an involuntary termination due to death or disability, termination for reasons other than “cause” or resignation for “good reason” as those terms are defined in their employment agreements. In 2018 the Company revised the form of time-based restricted stock award agreements used for the CEO and other executive officers to provide that, in the event of an involuntary termination due to death or disability, or termination for reasons other than “cause” or resignation for “good reason”, the CEO and/or executive officer will vest in the number of shares scheduled to vest in the year of the separation event prorated to reflect the number of days he or she was employed during that year. The performance based restricted stock agreements for the CEO and other executive officers provide that, in the event of an involuntary termination due to death or disability, termination for reasons other than “cause” or resignation for “good reason”, as those terms are defined in their employment agreements, an executive officer will vest in the number of shares earned based on actual performance achievement as measured at the end of the performance period, if any, prorated to reflect the number of days he or she was employed during the relevant performance period, with any earned shares to be paid out at the time they are paid out generally to other grantees. The performance based restricted stock agreements for the CEO and other executive officers provide that performance-based shares are forfeited in the event of a termination for “cause” or resignation without “good reason,” as those terms are defined in their employment agreements. The time-based restricted stock agreements and performance-based restricted stock agreements for the CEO and other executive officers provide for immediate vesting of equity awards, without regard to either the time vesting schedule or performance achievement, upon a “change in control” as defined by those agreements.

CEO Pay Ratio Disclosure

    As required by law, we provide the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our CEO, Christopher Oddleifson.
As a result of our acquisition of Meridian Bancorp, Inc., we determined a new median employee for purposes of our 2021 CEO pay ratio disclosure. We selected December 23, 2021 as the date used to identify our median employee. As of this date, our employee population consisted of approximately 1,682 individuals, comprised of full-time, part-time, and temporary exempt and non-exempt (i.e., paid hourly) employees.
To identify the "median employee" from our employee population, we compared the amount of salary and wages of our entire employee population as reflected in our payroll records as reported to the IRS on Form W-2 for 2021.
    As reflected in the Summary Compensation Table, Mr. Oddleifson had total compensation in 2021 of $2,783,438. The total 2021 compensation of our median employee identified in 2021 $60,263. Mr. Oddleifson’s
Independent Bank Corp. 2022 Proxy Statement - 44

2021 total compensation, therefore, was approximately 46 times that of the median annual compensation for all employees. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and guidance.
    Because the rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the CEO pay ratio reported by other companies may not be comparable to the ratio we are reporting.

Prohibition on Hedging and Pledging

    Our executive officers and directors are not permitted to hedge their economic exposure to Company stock or, without permission of our General Counsel, Chief Financial Officer, or Controller, to hold their ownership interests in Company stock in a margin account or to otherwise pledge their Company stock as collateral for a loan. A more detailed description of our prohibition on hedging and pledging is included in the "Anti-Hedging and Anti-Pledging Policy" section on page 16 and is incorporated in this Compensation Discussion & Analysis by reference.

Independent Bank Corp. 2022 Proxy Statement - 45

Table of Potential Benefits Payable Upon Termination or Change in Control

    The following table quantifies the benefits that would have been payable to our named executive officers under their employment agreements and stock award agreements, as if the event described to trigger their benefits had occurred as of December 31, 2021:

	Termination	Termination	Termination	Termination	Termination
	for Cause	Without Cause	Due to	Due to	Without Cause
		or Resignation	Disability	Death	or Resignation
		for Good Reason			for Good Reason
					Following a
					Change of
Name					Control (1)
Christopher Oddleifson
Severance	$—	$2,454,618	$409,103	$—	$4,981,893
Equity award acceleration	—	1,237,544	1,237,544	1,237,544	2,620,374
Medical benefits	—	23,957	15,972	—	47,915
Perquisites	—	10,214	—	—	—
Additional service credit in SERP	—	387,135	258,090	—	774,270
Income tax gross up	—	—	—	—	2,879,760
Total	$—	$4,113,468	$1,920,709	$1,237,544	$11,304,212
Mark J. Ruggiero
Severance	$—	$378,108	$—	$—	$1,200,872
Equity award acceleration	—	139,253	139,253	139,253	388,898
Medical benefits	—	15,972	—	—	95,163
280G cutback	—	—	—	—	(288,813)
Total	$—	$533,333	$139,253	$139,253	$1,396,120
Robert D. Cozzone
Severance	$—	$461,891	$—	$—	$2,433,243
Equity award acceleration	—	485,185	485,185	485,185	1,034,616
Medical benefits	—	12,779	—	—	76,144
280G cutback	—	—	—	—	(455,643)
Total	$—	$959,855	$485,185	$485,185	$3,088,360
Gerard F. Nadeau
Severance	$—	$462,155	$—	$—	$2,434,632
Equity award acceleration	—	500,513	500,513	500,513	1,057,444
Medical benefits	—	12,779	—	—	76,144
Additional service credit in SERP	—	—	—	—	136,205
Total	$—	$975,447	$500,513	$500,513	$3,704,425
Edward H. Seksay
Severance	$—	$395,906	$—	$—	$1,886,097
Equity award acceleration	—	278,017	278,017	278,017	597,615
Medical benefits	—	12,779	—	—	76,144
Additional service credit in SERP	—	—	—	—	91,742
280G cutback	—	—	—	—	(456,758)
Total	$—	$686,702	$278,017	$278,017	$2,194,840
(1) Pursuant to the terms of the equity award agreements, grants made under the 2005 Employee Stock Plan fully vest upon a change in control whether or not the executive's employment is terminated.

    For purposes of computing any Internal Revenue Code Section 280G limitation or gross-up, we used the five year period ending December 31, 2020.
Independent Bank Corp. 2022 Proxy Statement - 46

Tabular Disclosures Regarding Executive Officers

    The following tables provide compensation information for the CEO, CFO, and the Company's other named executive officers in 2021.

SUMMARY COMPENSATION TABLE
							Change in Pension Value
						Non-Equity	and Nonqualified
Name						Incentive	Deferred	All
and				Stock	Option	Plan	Compensation	Other
Principal				Awards	Awards	Compensation	Earnings	Compensation
Position	Year	Salary	Bonus	(1) (2)	(1)	(3)	(4)	(5)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Christopher Oddleifson, CEO	2021	$808,228	$—	$822,517	$—	$842,425	$155,087	$155,181	$2,783,438
	2020	$792,885	$—	$664,774	$—	$373,581	$1,291,254	$196,592	$3,319,086
	2019	$768,077	$—	$868,055	$—	$747,720	$1,152,517	$183,305	$3,719,674
Mark J. Ruggiero, CFO and Principal Accounting Officer (6)	2021	$365,621	$—	$162,867	$—	$222,328	$—	$62,463	$813,279
	2020	$311,539	$—	$112,376	$—	$88,452	$—	$57,748	$570,115
	2019	$260,329	$—	$62,903	$—	$104,790	$—	$24,395	$452,417
Robert D. Cozzone, Chief Operating Officer (6)	2021	$456,258	$—	$329,825	$—	$349,190	$—	$116,189	$1,251,462
	2020	$447,596	$—	$269,702	$—	$164,028	$27,000	$136,106	$1,044,432
	2019	$428,846	$—	$335,480	$—	$298,900	$30,000	$113,728	$1,206,954
Gerard F. Nadeau, President	2021	$456,519	$—	$329,825	$—	$349,389	$—	$74,845	$1,210,578
	2020	$447,852	$—	$269,702	$—	$164,121	$518,256	$99,936	$1,499,867
	2019	$434,808	$—	$352,254	$—	$299,071	$513,526	$84,031	$1,683,690
Edward H. Seksay, General Counsel	2021	$391,078	$—	$192,330	$—	$232,793	$36,450	$70,520	$923,171
	2020	$383,654	$—	$157,326	$—	$105,446	$347,768	$77,520	$1,071,714
	2019	$364,615	$—	$188,708	$—	$192,150	$323,685	$69,041	$1,138,199
(1) The assumptions used in the valuation for the awards reported in the Stock Awards column (column (e)) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as part of the Company’s 2021 Annual Report on Form 10-K.
(2) The amounts listed in column (e) represent the aggregate grant date fair value of the time-based and performance-based restricted stock awards calculated in accordance with ASC 718. The portion of the amount in column (e) attributable to performance-based restricted shares represents the value at the grant date assuming the probable outcome of performance conditions, or 80% of the maximum performance target. The value of each named executive officer’s performance-based restricted stock award at the grant date assuming the highest level of performance achievement, or maximum value, is as follows: Mr. Oddleifson, $531,976, Mr. Ruggiero, $106,395, Mr. Cozzone, $212,791, Mr. Nadeau, $212,791, Mr. Seksay, $122,764.
(3) The amounts listed in column (g) represent the cash payments which the Board approved for performance in these years pursuant to the Executive Cash Incentive Plan.
(4) The amounts in column (h) represent the aggregate change in the actuarial present value of the individual’s accumulated benefits under Rockland Trust’s frozen defined benefit plan and under the Rockland SERP. In 2021, the change in actuarial present value of accumulated benefits for Mr. Oddleifson and Mr. Seksay under Rockland Trust’s frozen defined benefit plan was a negative amount of $(2,000) and $(3,000), respectively, which was offset by an increase of $155,087 and $36,450, respectively, in the change in actual present value of their accumulated benefits under the Rockland SERP. The change in actuarial present value of accumulated benefits for each of the other named executive officers in 2021 under Rockland Trust’s frozen defined benefit plan and the Rockland SERP was negative and therefore omitted from the table. These negative values were aggregated as follows: Mr. Cozzone, $(7,000) and Mr. Nadeau $(30,800).
The Restoration Plan does not provide for above-market earnings and therefore are not included in column (h) above.
Independent Bank Corp. 2022 Proxy Statement - 47

(5) The amounts in column (i) include the income attributable to dividends on Restricted Stock Awards, 401(k) matching contributions, and employer contributions under the Restoration Plan. These non-perquisite benefits are identified in the table below:

	Dividends on Restricted Stock Awards	401(k) Plan Employer Contributions	401(k) Restoration Plan Contributions
Christopher Oddleifson	$26,413	$26,210	$102,558
Mark Ruggiero	$4,633	$26,210	$18,868
Robert Cozzone	$10,154	$25,175	$68,997
Gerard Nadeau	$10,611	$26,210	$38,024
Edward Seksay	$5,892	$26,210	$23,750
The amounts in column (i) also include the aggregate incremental cost to the Company attributable to perquisites/personal benefits for Mr. Ruggiero, Mr. Cozzone and Mr. Seksay, whose 2021 perquisites/personal benefits exceeded $10,000. The only perquisite provided to these three individuals is a Company-owned car (total cost to the Company of $12,752 for Mr. Ruggiero, $11,863 for Mr. Cozzone and $14,668 for Mr. Seksay for 2021), which amounts are reflected in column (i). Excluded from this column are perquisites/personal benefits for Mr. Oddleifson and Mr. Nadeau, the aggregate cost of which did not exceed $10,000.
(6) During 2019, Mr. Cozzone served as our CFO from January 1, 2019 through March 31, 2019 and as our COO from April 1, 2019 through December 31, 2019, and Mr. Ruggiero served as our SVP, Chief Accounting Officer and Controller from January 1, 2019 through March 31, 2019 and as our CFO from April 1, 2019 through December 31, 2019.

Independent Bank Corp. 2022 Proxy Statement - 48

GRANTS OF PLAN-BASED AWARDS

    The following table provides information relating to the grants of plan based awards during 2021. "Grant Date" refers to the date of stock awards granted during 2021. The grant date fair value of stock awards was calculated, in accordance with the 2005 Employee Plan, as the average of the high and low trading prices on the date of grant for each restricted share granted.

								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair
								Number	Number	or Base	Value of
		Estimated Future			Estimated Future			of Shares	of Securities	Price of	Equity-
		Payouts Under Non-Equity			Payouts Under			of Stock	Underlying	Option	Based
		Incentive Plan Awards (1)			Equity Incentives Plan Awards (2)			or Units (3)	Options	Awards	Awards (4)
Name	Grant Date	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/SH)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Christopher Oddleifson		$265,917	$531,834	$877,526							$0
	2/18/2021				1,625	3,250	6,500				$425,581
	2/18/2021							4,850	—	—	$396,936
Mark Ruggiero		$66,169	$132,338	$231,592							$0
	2/18/2021				325	650	1,300				$85,116
	2/18/2021							950	—	—	$77,750
Robert Cozzone		$103,926	$207,851	$363,739							$0
	2/18/2021				650	1,300	2,600				$170,232
	2/18/2021							1,950	—	—	$159,593
Gerard Nadeau		$103,985	$207,970	$363,948							$0
	2/18/2021				650	1,300	2,600				$170,232
	2/18/2021							1,950	—	—	$159,593
Edward Seksay		$69,284	$138,567	$242,492							$0
	2/18/2021				375	750	1,500				$98,211
	2/18/2021							1,150	—	—	$94,119
(1) The amounts reported in the Target column represent each named executive officer’s Target Award under the Executive Incentive Plan Scorecard. The amounts reported in the Threshold column were calculated for each named executive officer assuming that threshold performance was attained for both the Company Performance and Peer Performance Adjustment Factors and, other than for our CEO, assuming the Individual Performance Adjustment Factor was attained at 100%. The amounts reported in the Maximum column were calculated for each named executive officer assuming that maximum performance was attained for both the Company Performance and Peer Performance Adjustment Factors and the Individual Performance Adjustment Factor was attained at the maximum of 140% (or in the case of our CEO, the maximum of 1.20 times the amount equal to the product of his Target Award multiplied by the maximum Bank Performance Adjustment Factor). See column (g) in the Summary Compensation Table for the actual incentive award paid to each named executive officer. See the Compensation Discussion and Analysis under "Annual Cash Incentive Program" for a discussion of the awards paid to the named executive officers for 2021 performance.
Independent Bank Corp. 2022 Proxy Statement - 49

(2) These amounts represent the threshold, target and maximum number of shares that each named executive officer may earn with respect to the performance-based restricted share awards granted in 2021 subject to achievement of specified levels of ROATCE as compared to the peer group as described in the Compensation Discussion and Analysis under "Long-Term Equity Compensation — Performance-Based and Time-Based Restricted Stock Awards".
(3) These amounts represent the number of time-based restricted shares granted to each named executive officer in 2021.
(4) The amounts reported are the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The grant date per share fair value for both the performance-based and time-based restricted stock awards was $81.84.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

    The table set forth below contains individual equity awards that were outstanding as of December 31, 2021 for our named executive officers. None of our named executive officers hold stock option awards.

	Stock Awards
						Equity Incentive Plan Awards:
				Equity Incentive Plan Awards:		Market or Payout Value
	Number of Shares		Market Value of Shares	Number of Unearned Shares,		Number of Unearned Shares,
	or Units of Stock		or Units of Stock	Units or Other Rights		Units or Other Rights
Name	That Have Not Vested (#)		That Have Not Vested	That Have Not Vested (#)		That Have Not Vested
(a)	(g)		(h)	(i)		(j)
Christopher Oddleifson	900	(1)	$73,377
	1,860	(2)	$151,646
	2,670	(3)	$217,685
	3,560	(4)	$290,247
	4,850	(5)	$395,421
				2,950	(6)	$244,127
				5,900	(7)	$481,027
				6,500	(8)	$529,945
Mark Ruggiero	170	(1)	$13,860
	300	(2)	$24,459
	450	(3)	$36,689
	600	(4)	$48,918
	950	(5)	$77,454
				1,000	(7)	$81,530
				1,300	(8)	$105,989
Robert Cozzone	320	(1)	$26,090
	660	(2)	$53,810
	1,020	(3)	$83,161
	1,440	(4)	$117,403
	1,950	(5)	$158,984
				1,150	(6)	$95,168
				2,400	(7)	$195,672
				2,600	(8)	$211,978
Independent Bank Corp. 2022 Proxy Statement - 50

	Stock Awards
						Equity Incentive Plan Awards:
				Equity Incentive Plan Awards:		Market or Payout Value
	Number of Shares		Market Value of Shares	Number of Unearned Shares,		Number of Unearned Shares,
	or Units of Stock		or Units of Stock	Units or Other Rights		Units or Other Rights
Name	That Have Not Vested (#)		That Have Not Vested	That Have Not Vested (#)		That Have Not Vested
(a)	(g)		(h)	(i)		(j)
Gerard Nadeau	360	(1)	$29,351
	740	(2)	$60,332
	1,080	(3)	$88,052
	1,440	(4)	$117,403
	1,950	(5)	$158,984
				1,200	(6)	$99,306
				2,400	(7)	$195,672
				2,600	(8)	$211,978
Edward Seksay	170	(1)	$13,860
	400	(2)	$32,612
	570	(3)	$46,472
	840	(4)	$68,485
	1,150	(5)	$93,760
				650	(6)	$53,791
				1,400	(7)	$114,142
				1,500	(8)	$122,295
(1) This stock award vests evenly over the five-year period beginning February 16, 2017. These remaining unvested shares vested on February 16, 2022.
(2) This stock award vests evenly over the five-year period beginning February 15, 2018. Of these remaining unvested shares, 50% vested on February 15, 2022 and the balance will vest on February 15, 2023.
(3) This stock award vests evenly over the five-year period beginning February 21, 2019. Of these remaining unvested shares, 33% vested on February 21, 2022 and the balance will vest evenly on each of February 21, 2023 and 2024.
(4) This stock award vests evenly over the five-year period beginning February 27, 2020. Of these remaining unvested shares, 25% vested on February 27, 2022 and the balance will vest evenly on each of February 27, 2023, 2024 and 2025.
(5) This stock award vests evenly over the five-year period beginning February 18, 2021. Of these remaining unvested shares, 20% vested on February 18, 2022 and the balance will vest evenly on each of February 18, 2023, 2024, 2025 and 2026.
(6) This performance-based restricted share award vested on March 10, 2022, based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2019 to December 31, 2021. Earned shares vested upon Compensation Committee certification of performance achievement following completion of the performance period. These awards were earned at 50% of maximum, as shown here.
(7) This performance-based restricted share award will vest based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2020 to December 31, 2022. Any shares earned will vest upon Compensation Committee certification of performance achievement following completion of the performance period. Amounts shown here are reported at maximum.
(8) This performance-based restricted share award will vest based on achieving specified levels of ROATCE performance as compared to our peer group over the three-year performance period from January 1, 2021 to December 31, 2023. Any shares earned will vest upon Compensation Committee certification of performance achievement following completion of the performance period. Amounts shown here are reported at maximum.
Independent Bank Corp. 2022 Proxy Statement - 51

OPTION EXERCISES AND STOCK VESTED

    The following table sets forth information with respect to the aggregate amount of options exercised and stock awards vesting during the last fiscal year and the value realized:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise	Upon Exercise	Vesting	on Vesting
(a)	(b)	(c)	(b)	(e)
Christopher Oddleifson	—	$—	10,375	$935,805
Mark Ruggiero	—	$—	820	$66,929
Robert Cozzone	—	$—	3,630	$328,193
Gerard Nadeau	6,500	$312,325	4,135	$373,450
Edward Seksay	—	$—	2,135	$193,090

PENSION BENEFITS

The Rockland Trust SERP Participation Agreements provide for an annual benefit payable at age 65 to the executive upon termination of employment at age 62 or later. Should the executive terminate employment prior to age 62, the benefit is prorated based on the executive's benefit service as of employment termination relative to the executive's projected benefit service at age 65. The present value of the accumulated benefit shown in the table has been calculated assuming the executive terminated employment as of December 31, 2021 and the executive will start receiving his or her pension at age 65. The assumptions used for the Rockland SERP are those required under U.S. GAAP, including a discount rate of 2.57% which is based on the investment yield of high quality corporate bonds available in the market place as determined by the FTSE Pension Liability Index as well as post-retirement mortality according to the White Collar Pri-2012 Mortality Table with Scale MP-2021. The discount rate used for computing the Defined Benefit Plan present value of accumulated benefit is 2.83%, which is based on the FTSE Pension Liability Index as of December 31, 2021. As discussed in the Compensation Discussion and Analysis, the Defined Benefit Plan and Rockland SERP were frozen for purposes of benefit accrual in 2006 and 2014, respectively. In freezing the SERP, the Board approved annual benefit amounts under the SERP for Mr. Oddleifson, Mr. Nadeau and Mr. Seksay on a 10 year certain single life annuity, as discussed in the Compensation Discussion and Analysis.

Independent Bank Corp. 2022 Proxy Statement - 52

The following table provides details of the present value of the accumulated benefit and years of credited service for the named executive officers under the Company's qualified and nonqualified retirement programs as of December 31, 2021.

			Present Value of
	Plan	Number of Years	Accumulated	Payments During
Name	Name	Credited Service	Benefit	Last Fiscal Year
(a)	(b)	(c)	(d)	(e)
Christopher Oddleifson	Defined Benefit Plan	2.417	$135,000	$—
	Rockland SERP	17.917	$6,958,908	$—
Mark Ruggiero	Defined Benefit Plan	—	$—	$—
	Rockland SERP	—	$—	$—
Robert Cozzone	Defined Benefit Plan	6.667	$140,000	$—
	Rockland SERP	—	$—	$—
Gerard Nadeau	Defined Benefit Plan	22.500	$931,000	$—
	Rockland SERP	37.500	$2,557,565	$—
Edward Seksay	Defined Benefit Plan	4.917	$262,000	$—
	Rockland SERP	20.417	$1,873,198	$—
Independent Bank Corp. 2022 Proxy Statement - 53

NONQUALIFIED DEFERRED COMPENSATION

    As discussed above in the Compensation Discussion and Analysis under “Retirement Plans - Nonqualified Retirement Plans for Executive Officers,” certain of the Company's named executive officers participate in the Restoration Plan and the Nonqualified Deferred Compensation Plan ("NQDC"). The following table provides details regarding our named executive officers’ participation in our nonqualified Restoration Plan and NQDC as of December 31, 2021.

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)		(b)	(c)	(d)	(e)	(f)
			(1)			(1)
Christopher Oddleifson	Restoration	$—	$102,558	$78,536	$—	$942,847
	NQDC	$—	$—	$—	$—	$—
Mark Ruggiero	Restoration	$—	$18,868	$(110)	$—	$34,130
	NQDC	$—	$—	$—	$—	$—
Robert Cozzone	Restoration	$—	$68,997	$66,958	$—	$665,440
	NQDC	$—	$—	$—	$—	$—
Gerard Nadeau	Restoration	$—	$38,024	$53,060	$—	$387,917
	NQDC	$—	$—	$—	$—	$—
Edward Seksay	Restoration	$—	$23,750	$11,099	$—	$204,678
	NQDC	$26,000	$—	$2,473	$—	$56,660
(1) Columns (c) and (f) include amounts that were earned during 2021 and were funded to the plan in 2022. All amounts reported in column (c) have been reported as compensation in the Summary Compensation Table.
Independent Bank Corp. 2022 Proxy Statement - 54

STOCK OWNERSHIP AND OTHER MATTERS

Common Stock Beneficially Owned by: any Person or Entity who Owns More than 5% of Common Stock, our Directors and Named Executive Officers, and all of our Executive Officers and Directors as a Group

The following table sets forth the beneficial ownership of the Common Stock as of December 31, 2021, with respect to (i) any person or entity who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director, (iii) each of the named executive officers, and (iv) all directors and all executive officers of the Company as a group:

	Amount and
	Nature of
	Beneficial		Percent
Name of Beneficial Owner	Ownership		of Class (1)
BlackRock, Inc.	7,001,106	(2)	14.8%
55 East 52nd Street
New York, NY 10055
The Vanguard Group, Inc.	5,206,390	(2)	11.0%
100 Vanguard Blvd.
Malvern, PA 19355
Donna L. Abelli	10,707		**
Robert D. Cozzone	23,669		**
Warren Q. Fields	1,910		**
Michael P. Hogan	8,030		**
Kevin J. Jones	75,995	(3)	**
Mary L. Lentz	8,751		**
Eileen C. Miskell	14,404		**
John J. Morrissey	14,351		**
James O'Shanna Morton	653		**
Gerard Nadeau	23,735	(4)	**
Daniel F. O'Brien	22,715		**
Susan Perry O'Day	101,831	(5)	**
Christopher Oddleifson	100,840		**
Mark J. Ruggiero	4,609		**
Edward H. Seksay	6,729		**
Scott Smith	4,272		**
Frederick Taw	16,099		**
Thomas R. Venables	18,026		**
Directors and executive officers as a group (20 Individuals)	483,452	(6)	1.02%
___________
** less than one percent

(1)Percentages are not reflected for individuals whose holdings represent less than 1%. The information contained herein is based on information provided by the respective individuals and filings pursuant to the Exchange Act as of December 31, 2021. Shares are deemed to be beneficially owned by a person if he or she directly or indirectly has, or shares, (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, all shares are beneficially owned by the respective individuals. Shares of common stock which are subject to stock options exercisable within 60 days of December 31, 2021 are deemed to be outstanding for the purpose of computing the amount and percentage of outstanding common stock owned by such person. All time-based restricted shares held by our directors, named executive officers and other executive officers are reflected in the table as all such shares carry
Independent Bank Corp. 2022 Proxy Statement - 55

the right to vote. Performance-based restricted shares held by named executive officers and other executive officers are not reflected in the table as holders of these shares do not participate in the rewards of stock ownership until such shares are vested.
(2)Shares owned as of December 31, 2021, based upon public filings with the SEC.
(3)Includes 5,902 shares held in the name of Kevin J. Jones, Trustee, Kevin J. Jones Living Trust, 5,902 shares held in the name of Kevin J. Jones and Frances Jones, Trustees, Frances Jones Living Trust, 10,000 shares held in the name of Kevin J. Jones & Frances Jones, Trustees, Sean Jones Irrevocable Trust, and 5,000 shares owned by Plumbers' Supply Company, of which Mr. Jones is a director. Mr. Jones shares voting and investment power with respect to such shares.
(4)Includes 17,701 shares owned jointly by Mr. Nadeau and his spouse in broker name and 464 shares owned by children over which Mr. Nadeau has custodial powers.
(5)Includes 191 shares held by an estate of which Ms. O'Day is the executor, and 100,000 shares held in the name of A.W. Perry Inc., of which Ms. O'Day is President and CEO.
(6)This amount includes a total of 20,000 shares, which the group has a right to acquire within 60 days of December 31, 2021 through the exercise of stock options granted pursuant to the Company's Stock Plans.

Delinquent Section 16(a) Reports

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and holders of 10% or more of the Company's common stock, to file reports on Forms 3, 4, and 5 with the SEC to indicate ownership and changes in ownership of common stock. Based solely upon a review of those reports filed with the SEC, the Company believes that, during the year ended December 31, 2021, filing requirements under Section 16(a) were complied with in a timely fashion, except as follows: In June 2021, Rockland Trust's Director of Human Resources, Maria Harris, sold 316 shares of common stock. Due to an inadvertent administrative error, the sale of these shares was reported late on a Form 4.

Solicitation of Proxies and Expenses of Solicitation

    The Board of the Company is soliciting the proxy form accompanying this proxy statement. Officers, directors, and regular supervisory and executive employees of the Company may solicit proxies, none of whom will receive any additional compensation for their services. Georgeson Shareholder Communications may also solicit proxies and provide other related services at an approximate cost of $9,500, plus reasonable expenses. Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. The Company will pay all proxy solicitation costs.

Independent Bank Corp. 2022 Proxy Statement - 56

INDEPENDENT BANK CORP. VOTE

Parent of Rockland Trust 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted online or by phone must be received by May 19, 2022 at 01:00 A.M., Eastern Time. Votes submitted by participants in the Rockland Trust Employee Savings, Profit Sharing and Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on May 17, 2022.

Online
Go to **www.envisionreports.com/INDB** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/INDB

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2022 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees for Class II Directors listed, and FOR Proposal 2 and 3.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Michael P. Hogan	☐	☐	☐	02 - Eileen C. Miskell	☐	☐	☐	03 - Gerard F. Nadeau	☐	☐	☐
04 - Susan Perry O'Day	☐	☐	☐	05 - Thomas R. Venables	☐	☐	☐				

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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1 U P X 5 3 2 4 7 9

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03LOXC

Important Notice Regarding the Internet Availability of Proxy Materials for the 2022 Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/INDB

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/INDB

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — INDEPENDENT BANK CORP.

THIS PROXY IS SOLICITED BY THE INDEPENDENT BANK CORP. BOARD OF DIRECTORS

The undersigned hereby appoint(s) Edward H. Seksay and Patricia M. Natale, and each of them, as proxies of the undersigned, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this form, all of the shares of common stock of Independent Bank Corp. that the undersigned is(are) entitled to vote at the 2022 Annual Shareholder Meeting of Independent Bank Corp. to be held at DoubleTree by Hilton Boston - Rockland, 929 Hingham Street, Rockland, Massachusetts 02370 on Thursday, May 19, 2022 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS FORM OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE CLASS II DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 and 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

This card also constitutes confidential voting instructions for participants in the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan (the "Savings Plan"). A participant who signs on the reverse side hereby instructs the trustee of the Savings Plan to vote all the shares of common stock of Independent Bank Corp. allocated to the participant's account under the Savings Plan as of the Record Date in accordance with the instructions on the reverse side and in accordance with the judgment of the trustee upon such other business that may properly come before the meeting and at any adjournment or postponement thereof. If the participant does not provide the trustee with voting instructions by 11:59 p.m. Eastern Time on May 17, 2022, then the trustee will vote the shares allocated to the participant's account in the same proportion as it votes the shares of Savings Plan participants who have instructed the trustee on how to vote.

(Continued and to be marked, dated and signed on the reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

INDEPENDENT BANK CORP.

Parent of Rockland Trust

VOTE

000004

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ENDORSEMENT_LINE______________ SACKPACK_____________

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Online

Go to **www.envisionreports.com/INDB** or scan the QR code — login details are located in the shaded bar below.

Votes submitted online or by phone must be received by May 19, 2022 at 01:00 A.M., Eastern Time. Votes submitted by participants in the Rockland Trust Employee Savings, Profit Sharing and Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on May 17, 2022.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Independent Bank Corp. 2022 Annual Shareholder Meeting to be held at 10:00 a.m., Eastern Time, on Thursday, May 19, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Independent Bank Corp. 2021 Annual Report, Independent Bank Corp. 2022 Proxy Statement and Notice of Annual Shareholder Meeting, Independent Bank Corp. 2021 Form 10-K to shareholders are available at:

www.envisionreports.com/INDB

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/INDB**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 9, 2022 to facilitate timely delivery.

2 N O T   C O Y

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Shareholder Meeting Notice

Independent Bank Corp.'s 2022 Annual Shareholder Meeting will be held Thursday, May 19, 2022, 10:00 a.m. Eastern Time at DoubleTree by Hilton Boston - Rockland, 929 Hingham Street, Rockland, Massachusetts 02370.

Proposals to be voted on at the meeting are listed below along with the voting recommendations of the Board of Directors.

The Board of Directors recommends that you vote FOR all the Director nominees, and FOR proposals 2 and 3.

NOTE: Shareholders also will consider and act upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. This is not a proxy card. To vote your shares, you must vote online or by telephone, by following the instructions at www.envisionreports.com/INDB, or by mail, by requesting a paper copy of the proxy materials, which include a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests for paper or email copies of the proxy materials can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this Notice when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/INDB**.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Independent Bank Corp." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this Notice, and state that you want a paper copy of the proxy materials or an email copy of the proxy materials, as applicable.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 9, 2022.